                                                               EXHIBIT 10.1

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                               TOYOTA LEASE TRUST
                           (a Delaware Business Trust)


                                 ---------------


                              AMENDED AND RESTATED
                          TRUST AND SERVICING AGREEMENT


                                      Among


                        TOYOTA MOTOR CREDIT CORPORATION,


                                   TMTT, INC.

                                       and

                       (For certain limited purposes only)

                         FIRST BANK NATIONAL ASSOCIATION


                                 ---------------



                           Dated as of October 1, 1996
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

                              TABLE OF CONTENTS

                                 ARTICLE I
                                DEFINITIONS

SECTION 1.01  Definitions.  . . . . . . . . . . . . . . . . . . . . . . .     1

                                  ARTICLE II
                 CREATION OF TITLING TRUST; GRANTOR'S INTEREST

SECTION 2.01  Creation of Titling Trust.  . . . . . . . . . . . . . . . .     1
SECTION 2.02  Business Trust  . . . . . . . . . . . . . . . . . . . . . .     2
SECTION 2.03  Offices . . . . . . . . . . . . . . . . . . . . . . . . . .     2
SECTION 2.04  Purposes. . . . . . . . . . . . . . . . . . . . . . . . . .     2
SECTION 2.05  Document Execution and Performance. . . . . . . . . . . . .     3
SECTION 2.06  Additional Beneficiaries. . . . . . . . . . . . . . . . . .     3
SECTION 2.07  Tax Reporting and Characterization. . . . . . . . . . . . .     4

                                  ARTICLE III
                  BENEFICIAL INTERESTS IN THE TITLING TRUST

SECTION 3.01  Sub-Trusts: Creation of UTI and SUBIs . . . . . . . . . . .     4
SECTION 3.02  Beneficiary Liabilities . . . . . . . . . . . . . . . . . .     6
SECTION 3.03  Insurance Policies. . . . . . . . . . . . . . . . . . . . .     7
SECTION 3.04  Allocation of Liabilities and Indemnification . . . . . . .     8

                                  ARTICLE IV
                                 THE SERVICER

SECTION 4.01  Duties of the Servicer. . . . . . . . . . . . . . . . . . .     8
SECTION 4.02  Liability of Servicer; Indemnities. . . . . . . . . . . . .     9
SECTION 4.03  Merger, Consolidation, or Assumption of the Obligations
              of, the Servicer. . . . . . . . . . . . . . . . . . . . . .    10
SECTION 4.04  Limitation on Liability of Servicer and Others. . . . . . .    10
SECTION 4.05  Servicer Not to Resign; Delegation of Duties. . . . . . . .    11
SECTION 4.06  Servicing Compensation  . . . . . . . . . . . . . . . . . .    12
SECTION 4.07  Powers of Attorney. . . . . . . . . . . . . . . . . . . . .    12
SECTION 4.08  Protection of Title to Titling Trust  . . . . . . . . . . .    13

                                   ARTICLE V
                                   PAYMENTS

SECTION 5.01  Payments from Titling Trust Assets Only . . . . . . . . . .    13
SECTION 5.02  Manner of Payment . . . . . . . . . . . . . . . . . . . . .    14

                                  ARTICLE VI
                             THE TITLING TRUSTEE

SECTION 6.01  Duties and Powers of Titling Trustee. . . . . . . . . . . .    14
SECTION 6.02  Duty of Care. . . . . . . . . . . . . . . . . . . . . . . .    15
SECTION 6.03  Certain Matters Affecting the Titling Trustee . . . . . . .    16
SECTION 6.04  Titling Trustee Not Liable for Certificates or Losses.  . .    18
SECTION 6.05  Indemnity of Titling Trustee and Trust Agents . . . . . . .    19
SECTION 6.06  Titling Trustee's Right Not to Act. . . . . . . . . . . . .    19
SECTION 6.07  Qualification of Titling Trustee. . . . . . . . . . . . . .    20
SECTION 6.08  Resignation or Removal of Titling Trustee . . . . . . . . .    20
SECTION 6.09  Successor Titling Trustee . . . . . . . . . . . . . . . . .    20
SECTION 6.10  Merger or Consolidation of Titling Trustee. . . . . . . . .    21
SECTION 6.11  Appointment of Co-Titling Trustee, Separate Titling
              Trustee, or Nominee . . . . . . . . . . . . . . . . . . . .    21
SECTION 6.12  Representations, Warranties and Covenants of Titling
              Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .    23
SECTION 6.13  Titling Trustee's Fees and Expenses . . . . . . . . . . . .    24
SECTION 6.14  No Petition . . . . . . . . . . . . . . . . . . . . . . . .    24
SECTION 6.15  Stock of TMTT, Inc. . . . . . . . . . . . . . . . . . . . .    24

                                  ARTICLE VII
                  ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

SECTION 7.01  Accounts. . . . . . . . . . . . . . . . . . . . . . . . . .    25
SECTION 7.02  Relationship to Securitized Financings. . . . . . . . . . .    28
SECTION 7.03  SUBI Lease Funding Accounts . . . . . . . . . . . . . . . .    28
SECTION 7.04  Rebalancing After Third Party Claim . . . . . . . . . . . .    29

                                 ARTICLE VIII
                                 TERMINATION

SECTION 8.01  Termination of the Titling Trust. . . . . . . . . . . . . .    29
SECTION 8.02  Termination at the Option of Beneficiary. . . . . . . . . .    30
SECTION 8.03  Titling Trustee Actions Upon Termination. . . . . . . . . .    30

                                  ARTICLE IX
                           MISCELLANEOUS PROVISIONS

SECTION 9.01  Amendment . . . . . . . . . . . . . . . . . . . . . . . . .    30
SECTION 9.02  Governing Law . . . . . . . . . . . . . . . . . . . . . . .    30
SECTION 9.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . .    30
SECTION 9.04  Severability of Provisions. . . . . . . . . . . . . . . . .    31
SECTION 9.05  Counterparts. . . . . . . . . . . . . . . . . . . . . . . .    31
SECTION 9.06  Successors and Assigns. . . . . . . . . . . . . . . . . . .    31
SECTION 9.07  Table of Contents and Headings. . . . . . . . . . . . . . .    31


                                    EXHIBITS


EXHIBIT A -- Form of Certificate of Trust . . . . . . . . . . . . . . . .   A-1

EXHIBIT B -- Form of UTI Supplement, including
               Form of UTI Certificate  . . . . . . . . . . . . . . . . .   B-1

EXHIBIT C -- Form of SUBI Supplement, including
               Form of SUBI Certificate   . . . . . . . . . . . . . . . .   C-1

     AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT, dated as of October 1, 1996 among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (as grantor, initial beneficiary and servicer) and TMTT, INC., a Delaware corporation, as Titling Trustee, and, for the limited purposes set forth herein, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Trust Agent, amending and restating in its entirety the Trust and Servicing Agreement dated as of October 1, 1996 among the same parties, and herein referred to as the "Titling Trust Agreement" or this "Agreement".

     IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:



                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01   DEFINITIONS.    For all purposes of this Titling Trust
Agreement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions attached hereto for all purposes of this Titling Trust Agreement. In the event of any conflict between a definition set forth herein and that set forth in the Annex of Definitions, that set forth herein shall prevail. All terms used in this Titling Trust Agreement include, as appropriate, all genders and the plural as well as the singular. All references such as "herein", "hereof" and the like shall refer to this Titling Trust Agreement as a whole and not to any particular article or section within this Titling Trust Agreement. All references such as "includes" and variations thereon shall mean "includes without limitation" and references to "or" shall mean "and/or". Any reference to the "Titling Trustee, acting on behalf of the Titling Trust", or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof.

                                  ARTICLE II
                  CREATION OF TITLING TRUST; GRANTOR'S INTEREST

     SECTION 2.01   CREATION OF TITLING TRUST.

     There is hereby formed in accordance with the provisions of the Delaware Act, a Delaware business trust to be known as the Toyota Lease Trust. The Titling Trustee is hereby authorized and vested with the power and authority to make and execute contracts, instruments, certificates, agreements and other writings on behalf of the Titling Trust as set forth herein and to sue and be sued on behalf of the Titling Trust.

     The Titling Trustee does hereby accept and agree to hold in trust, for the benefit of the UTI Beneficiary and such other Persons as may become Beneficiaries hereunder from time to time, all Titling Trust Assets conveyed or to be conveyed pursuant to Section 3.01, and all monies and proceeds that may be received thereunder, subject to the terms of this Agreement.

     SECTION 2.02   BUSINESS TRUST.

     It is the intention of the parties hereto that the Titling Trust be a business trust under the Delaware Act and that this Agreement shall constitute the governing instrument of the Titling Trust. Effective as of the date hereof, the Titling Trustee shall have all rights, powers and duties set forth herein and in the Delaware Act with respect to accomplishing the purposes of the Titling Trust. The Titling Trustee shall file or cause to be filed a certificate of trust for the Titling Trust pursuant to the Delaware Act in substantially the form of Exhibit A attached hereto.

     SECTION 2.03 OFFICES. The principal office of the Titling Trust, and such additional offices as the Titling Trustee may establish, shall be located at such place or places inside or outside of the State of Delaware as the Titling Trustee may designate from time to time by written notice to each Beneficiary and the Servicer. Initially, such principal office shall be in the care of the Titling Trustee at the Corporate Trust Office.

     SECTION 2.04   PURPOSES.

     (a) The purposes of the Titling Trust are to: (i) take assignments and conveyances of, hold in trust and release its ownership interest in the Titling Trust Assets as nominee holder of legal title and for the benefit of, and at the direction of, the Beneficiaries; (ii) engage in any of the other activities described or authorized in this Agreement, any UTI Supplement or SUBI Supplement, or in any amendment to this Agreement or any UTI Supplement or SUBI Supplement; and (iii) engage in any and all activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith. The Titling Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by applicable law or (subject to the terms of this Agreement) the documents relating to a Securitized Financing.

     In consideration of the receipt of beneficial interests in the Titling Trust described in Article III, the Grantor shall from time to time assign, transfer, contribute or convey, or cause to be assigned, transferred, contributed or conveyed, the Titling Trust Assets to the Titling Trust. The Titling Trust, and the Titling Trustee on behalf of the Titling Trust, shall hold in trust all legal rights and interests in the Titling Trust Assets for the benefit of the Beneficiaries.

     The UTI Beneficiary may from time to time designate the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, as the nominee holder of legal title to Contracts that are Eligible Contracts, the related Leased Vehicles and other Titling Trust Assets. In connection therewith, such Leased Vehicles will be titled in the name of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, and the Titling Trustee will accept such designation and, subject to the other terms of this Agreement, will permit the related Certificates of Title to be titled in the name of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust. Legal title to all Titling Trust Assets shall be vested in the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, as a separate legal entity except to the extent otherwise specifically provided herein or in any other document relating to a Securitized Financing or where applicable state law requires any Titling Trust Asset to be vested otherwise, in which case the Titling Trustee will, at the direction of the UTI
Beneficiary or the Servicer, cause legal title to be held as required thereby.

     (b) The Titling Trustee hereby accepts and agrees to hold in trust all Titling Trust Assets conveyed to it hereunder, for the use and benefit of, and as nominee holder of legal title for, the Beneficiaries and any successors and assigns as may be designated pursuant to the terms hereof or as may otherwise succeed to the rights of a Beneficiary hereunder. The Servicer may appoint one or more nominees to hold title to some or all of the Titling Trust Assets in the name of such nominee title holder for the sole and exclusive benefit of the Titling Trust and, upon the appointment of such nominee title holder(s), the Titling Trustee will transfer title to all or such portion of the Titling Trust Assets as directed by the Servicer.

     SECTION 2.05 DOCUMENT EXECUTION AND PERFORMANCE. Each Beneficiary hereby authorizes and directs the Titling Trustee, and the Titling Trustee hereby agrees to: (i) at the request of a Beneficiary or the Servicer, execute and deliver all agreements, instruments or documents necessary or advisable to accept, or cause the Titling Trust to accept, the designation as nominee holder of legal title to Contracts, Leased Vehicles and other Titling Trust Assets as described herein and cause the related Certificates of Title to be titled in the name of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust; (ii) take action that is required to be taken by the Titling Trustee as specified in the documents relating to a Securitized Financing or at the direction of the relevant Beneficiary in accordance with applicable law; (iii) exercise its rights and perform its duties as Titling Trustee as specified in the documents relating to a Securitized Financing;
(iv) at the direction of a Beneficiary (a) release, discharge, sell, assign, transfer, pledge, convey or otherwise dispose of any right, title or interest in and to any portion of the Titling Trust Assets comprising the related Sub-Trust (or to cause the Titling Trust to take any such action), (b) amend or revoke the terms hereof with respect to all or any portion of the related Titling Trust Assets or affecting any other provision hereof; and (v) appoint this as the attorney in fact for the Titling Trust as contemplated by the Titling Trust Agreement and the related SUBI Servicing Supplement and direct the Servicer to perform such administrative duties on behalf of the Titling Trust as are set forth herein.

     SECTION 2.06 ADDITIONAL BENEFICIARIES. Notwithstanding any other provision of this Agreement, the UTI Beneficiary and the Servicer may in writing designate additional Beneficiaries who shall have the right to designate the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, as nominee holder of legal title to Contracts, Leased Vehicles and other Titling Trust Assets and cause the related Certificates of Title to be titled in the name of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust. No Person shall become a Beneficiary until it has delivered to the parties hereto an agreement in form and substance satisfactory to the Titling Trustee and the Servicer pursuant to which it agrees to become a party to this Agreement.

     SECTION 2.07   TAX REPORTING AND CHARACTERIZATION.

     Consistent with the treatment of the Titling Trust for tax purposes as a mere nominee holder of legal title of the Titling Trust Assets with respect to each Sub-Trust, unless otherwise required by appropriate taxing authorities, the Titling Trust will not file or cause to be filed any annual or other tax returns with respect to the Titling Trust. Consistent with the treatment of the UTI Sub-Trust as a mere agent of the UTI Beneficiary for tax purposes, unless otherwise required by appropriate taxing authorities, the UTI Beneficiary will not file or cause to be filed any annual or other tax returns with respect to the UTI Sub-Trust. In the event that the Titling Trust or the UTI Sub-Trust or the Titling Trustee on behalf of the Titling Trust or the UTI Sub-Trust is required to file any tax returns, the Servicer will prepare or cause to be prepared the returns for the Titling Trust, the Titling Trustee or the UTI Sub-Trust and will deliver such returns to the Titling Trustee for signature, unless applicable law requires one or more Beneficiaries to sign such returns, in which case the Servicer will deliver such returns to such Beneficiary or Beneficiaries.

                                  ARTICLE III
                 BENEFICIAL INTERESTS IN THE TITLING TRUST

     SECTION 3.01   SUB-TRUSTS: CREATION OF UTI AND SUBIS.

     (a) Subject to the other provisions of this Section, to the extent designated by the UTI Beneficiary from time to time, the Titling Trustee shall establish one or more Sub-Trusts under this Agreement and allocate the Titling Trust Assets identified by the UTI Beneficiary to each such Sub-Trust, and the Titling Trustee shall hold such Titling Trust Assets as Titling Trustee hereunder for the benefit, and subject to the direction, of the Beneficiaries of such Sub-Trust. Each Sub-Trust shall have the name and beneficiaries designated by the UTI Beneficiary and shall be a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Act. The Servicer shall maintain separate and distinct records for each Sub-Trust, and the Titling Trust Assets allocated to such Sub-Trust shall be held and accounted for separately from all other Titling Trust Assets. Subject to the right of the Titling Trustee to allocate certain Liabilities, charges and reserves as provided herein and in any UTI Supplement or SUBI Supplement, and in accordance with Section 3804(a) of the Delaware Act or to the extent otherwise permitted by applicable law, all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Sub-Trust shall be enforceable against the Titling Trust Assets allocated to such Sub-Trust only, and not against the Titling Trust Assets allocated to any other Sub-Trust. Every note, bond, contract or other undertaking issued by or on behalf of a Sub-Trust (including any UTI Certificate or SUBI Certificate) shall include a recitation limiting the obligation represented thereby to the related Sub-Trust and the Titling Trust Assets allocated thereto. The Certificate of Trust for the Titling Trust shall include notice of the limitation of liabilities of each Sub-Trust of the Titling Trust, in accordance with Section 3804(a) of the Delaware Act.

     (b) In accordance with Section 3806(b) of the Delaware Act, all Titling Trust Assets that have not been allocated to a SUBI Sub-Trust shall constitute, and be defined as, the "UTI Assets" and shall be, and be deemed to be, identified to and assets of the UTI Sub-Trust separate from the assets of any SUBI Sub-Trust within the Titling Trust. The UTI Sub-Trust shall be a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Act. In accordance with Section 3.01(a), the Servicer shall maintain separate and distinct records for the UTI Sub-Trust and the UTI Assets shall be held and accounted for separately from all other Titling Trust Assets. The Titling Trustee shall distribute to or upon the order of the UTI Beneficiary, a UTI representing an undivided interest in the UTI Sub-Trust and the UTI Assets which may be subdivided and will be represented by one or more UTI Certificates issued pursuant to one or more related UTI Supplements. Except as otherwise provided for herein or in a UTI Supplement, all income and other amounts with respect to the UTI shall be distributed or retained by the Titling Trustee as directed from time to time by the UTI Beneficiary.

     (c) The Titling Trustee shall from time to time, as directed in writing by the UTI Beneficiary, and subject to Section 3.01(d), identify or cause to be identified on the books and records of the Titling Trust one or more separate SUBI Sub-Trusts to be accounted for separately from each other and from the UTI Sub-Trust within the Titling Trust, and will identify and allocate, or cause to be identified and allocated, to such SUBI Sub-Trust on such books and records certain Titling Trust Assets that are not then allocated to another SUBI Sub-Trust. Upon such allocation, such related SUBI Assets shall no longer be assets of, or allocated to, the UTI (unless and until specifically reallocated to the UTI from that SUBI in accordance with the related SUBI Supplement). Each SUBI shall constitute a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Act and shall represent the beneficial interest in such SUBI and the SUBI Assets allocated thereto from time to time. Each SUBI shall be represented by one or more separate SUBI Certificates issued pursuant to the related SUBI Supplement. The Titling Trustee shall issue each SUBI Certificate to or upon the order of the UTI Beneficiary.

     (d) Notwithstanding anything to the contrary contained in this Section, the Titling Trustee shall create a new SUBI Sub-Trust and SUBI and issue to or upon the order of the UTI Beneficiary one or more SUBI Certificates evidencing such SUBI by executing and delivering a SUBI Supplement only (i) upon receipt of a certification of the UTI Beneficiary, dated as of the date of the issuance of the related SUBI Certificate, to the effect that, as of the date of such certificate, and after giving effect to the creation of the SUBI Sub-Trust, the transfer to the UTI Beneficiary of any SUBI Certificates in connection therewith and the application by the UTI Beneficiary of any net proceeds from any Securitized Financing involving such SUBI and such SUBI Certificates, no Event of Servicing Termination or other Early Amortization Event (or event that, with the passage of time or the giving of notice, or both, could constitute an Event of Servicing Termination or other Early Amortization Event), in each case as defined in the relevant Transaction Documents, shall exist under any Securitized Financing or other agreement or obligation secured by a UTI Pledge, and (ii) if, as of the date of the issuance of the SUBI Certificates, the Titling Trustee shall not have received from any pledgee of a UTI Pledge a notice asserting any such default under any Securitized Financing or other agreement or obligation so secured.

     (e) The UTI Beneficiary shall not further transfer, assign, or pledge any beneficial interest in the Titling Trust except as contemplated herein. The UTI Beneficiary shall at all times maintain any minimum net worth specified in the related UTI Supplement or any related SUBI Supplement.

     (f) Each SUBI Beneficiary shall maintain with respect to the SUBI relating thereto any minimum interest in that SUBI and the related SUBI Sub-Trust as may be required by the applicable SUBI Supplement. Each SUBI Beneficiary shall at all times maintain any minimum net worth specified in the related SUBI Supplement.

     (g) Except to the extent specified in this Agreement or in any applicable SUBI Supplement, interests in a SUBI or SUBI Certificate shall be nontransferable, provided that all or any part thereof may be (i) transferred and assigned to a special purpose subsidiary of TMCC or another vehicle created for the purpose of a Securitized Financing involving a SUBI, or (ii) assigned, either absolutely or collaterally, or pledged by the UTI Beneficiary or the related SUBI Beneficiary to or in favor of a trustee for one or more securitization trusts solely for the purpose of securing or otherwise facilitating one or more Securitized Financings, and provided further that each such assignee or pledgee must (x) give a non-petition covenant substantially similar to that set forth in Section 6.14, and (y) execute an agreement between or among itself and each UTI Beneficiary and any SUBI Beneficiary, to release all claims to the Titling Trust Assets allocated to the UTI Sub-Trust or any other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Titling Trust Assets allocated thereto. In the event of a sale or an absolute assignment, or upon foreclosure in the event of a collateral assignment or pledge as contemplated in clause (ii), such purchaser, assignee or pledgee shall be a SUBI Beneficiary in the manner and to the extent set forth in the related SUBI Certificates so acquired and in the applicable SUBI Supplement. If so specified in the related SUBI Supplement, the foregoing provisions restricting the transfer of SUBI Certificates may be waived upon delivery to the Titling Trustee and the UTI Beneficiary of an Opinion of Counsel in form and scope reasonably satisfactory thereto to the effect that a contemplated transfer of SUBI Certificates will not have any material adverse effect upon the Titling Trust, any Sub-Trust or the interests of any Beneficiary.

     SECTION 3.02   BENEFICIARY LIABILITIES.

     (a) The Beneficiary or Beneficiaries of each Sub-Trust shall, as to such Sub-Trust but not as to any other Sub-Trust, each be jointly and severally liable to third parties (including the Beneficiary or Beneficiaries of all other Sub-Trusts) and indemnify, defend and hold harmless the Titling Trustee, including its officers, directors, employees and agents, for all Liabilities incurred in connection with the SUBI Assets of such Sub-Trust, including all state and local taxes assessed on the Titling Trustee or the Titling Trust or any such other Beneficiary resulting from the allocation of Titling Trust Assets to such Sub-Trust.

     (b) The UTI Beneficiary shall (to the extent necessary after giving effect to Section 3.02(a)) indemnify, defend and hold harmless the Titling Trustee, including its officers, directors, employees and agents, for all Liabilities of the Titling Trust or the UTI Sub-Trust to third parties to the same extent that the UTI Beneficiary would be liable if the Titling Trust or the UTI Sub-Trust were a partnership formed under either of the Delaware Partnership Acts and the UTI Beneficiary were a general partner thereof.

     (c) As set forth in this Section, the Titling Trustee and its successors, assigns, agents, officers, directors and employees shall be indemnified, defended and held harmless with respect to any Liabilities arising out of or in connection with the Titling Trustee's acceptance or performance of the trusts and duties contained in this Titling Trust Agreement and in any SUBI Supplement or related SUBI Servicing Supplement. Notwithstanding the foregoing, in no event shall the Titling Trustee or its officers, directors or employees, be indemnified, defended or held harmless for any Liabilities incurred solely (i) by reason of the Titling Trustee's willful malfeasance, bad faith or negligence or (ii) by reason of the Titling Trustee's breach of its representations set forth in Section 6.12. The Titling Trustee shall promptly notify the Beneficiaries of any claim for which it may seek indemnity. Failure by the Titling Trustee to so notify the Beneficiaries of a claim for which it seeks indemnification shall not relieve the Beneficiaries of their obligations under this Section except to the extent of Liabilities that the Beneficiaries could have avoided if notice had been so provided.

     (d) All third party creditors of the Titling Trust shall be deemed to be third party beneficiaries for purposes of this Section. The indemnities contained in this Section shall survive the resignation or termination of the Titling Trustee, or the termination of this Agreement. Any amounts that are paid to the Titling Trustee pursuant to this Section shall no longer be deemed to be Titling Trust Assets immediately after such amounts have been paid to the Titling Trustee. To the extent provided in this Section, the Beneficiaries hereby waive the limited liability protection otherwise afforded under the Delaware Act (including Section 3803 thereof) or any other law.

     SECTION 3.03   INSURANCE POLICIES.

     (a) The Grantor will cause to be maintained, and shall not, without the prior written consent of the Servicer, which consent may not be unreasonably withheld, or, in the case of a rated Securitized Financing, unless otherwise specified in the related SUBI Supplement, the consent of each Rating Agency, cause the termination without replacement of, one or more contingent liability, excess liability, physical damage and/or umbrella Insurance Policies providing coverage against third-party claims that may be raised against the Titling Trust, any Sub-Trust or the Titling Trustee, on behalf of the Titling Trust or any Sub-Trust, with respect to any Leased Vehicle in an amount at least equal to $100 million per occurrence, not subject to any annual or aggregate cap on the number of claims payable, which policy or policies may be a blanket insurance policy or policies and which policy or policies may contemplate a per occurrence deductible of up to $__ million.

     (b) The UTI Beneficiary shall cause each of the Contingent and Excess Liability Insurance Policies referred to in Section 3.03(a) to name the Titling Trustee or Titling Trust as additional insureds or loss payees.

     SECTION 3.04 ALLOCATION OF LIABILITIES AND INDEMNIFICATION. Notwithstanding any other provision of this Agreement, any Supplement or any amendment hereto, (i) to the extent that a Liability, including any indemnification obligation, shall be incurred or suffered with respect to, or is attributable to, one or more Affected Trust Assets allocated to one or more Sub-Trusts, the Beneficiaries of each such Sub-Trust shall bear in full such Liability or indemnification obligation in proportion to the ratio of the aggregate value of the Affected Trust Assets in the UTI Portfolio or the related SUBI Portfolio, as the case may be, to the aggregate value of the Affected Trust Assets, but (ii) to the extent that any such Liability or indemnification obligation is suffered with respect to all Titling Trust Assets generally, the Beneficiaries shall bear such Liability or indemnification obligation in proportion to the ratio of the aggregate value of the Contracts and Leased Vehicles in the UTI Portfolio or the related SUBI Portfolio, as the case may be, to the aggregate value of all Contracts and Leased Vehicles that are Titling Trust Assets.

                                  ARTICLE IV
                                 THE SERVICER

     SECTION 4.01 DUTIES OF THE SERVICER. The Servicer is hereby appointed and authorized to act as attorney-in-fact for the Titling Trust, and in such capacity shall manage, service, administer and make collections on the Titling Trust Assets with reasonable care, using that degree of skill and attention that it exercises with respect to comparable assets that it services for itself. The Titling Trustee shall, with the consent of the Servicer, enter into any and all agreements specified by the Beneficiary of the UTI or a SUBI in order to add, delete or amend any or all of the obligations of the Servicer hereunder in respect of all or any portion of the Titling Trust Assets in the UTI Sub-Trust or the related SUBI Sub-Trust. The Servicer shall follow its customary standards, policies and procedures and, unless otherwise indicated herein or in the related SUBI Servicing Supplement, shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administrating and collecting that it may deem necessary or desirable in the interest of the Titling Trust. The foregoing shall not be construed to prevent the Servicer from implementing new programs, whether on an intermediate pilot or permanent basis, or on a regional or nationwide basis, or from modifying its standards, policies and procedures, as long as, in each case, the Servicer does or would implement such programs, or modify its standards, policies and procedures, in respect of comparable assets for itself in the ordinary course of business.

     Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Beneficiaries and the Titling Trust to (x) modify or extend the term of any Contract on the same terms and conditions it applies or would apply to comparable assets owned by it, or (y) execute and deliver, on behalf of the Titling Trust, any and all instruments, certificates or other documents necessary or advisable to record and maintain title to the Leased Vehicles in the name of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, and to release interests of the Titling Trust, the Titling Trustee, on behalf of the Titling Trust, and each Beneficiary in any Leased Vehicle in connection with the sale or other disposition of a Leased Vehicle (whether directly to the Obligor under the Contract relating to the Leased Vehicle or to a third party) by the related Beneficiary as contemplated by this Agreement and the other documents relating to a Securitized Financing. The Servicer also shall be responsible for creating, maintaining and amending the Schedule of Contracts and Leased Vehicles. The Servicer shall deliver to the Titling Trustee, upon written request therefor by the Titling Trustee or any Beneficiary, and upon any Trust Asset Transfer, a revised Schedule of Contracts and Leased Vehicles current as of a date not more than ten days prior to the date of such delivery.

     The Servicer is hereby authorized to communicate with Obligors in the course of its servicing of the Contracts and Leased Vehicles in its own name. The Servicer is hereby authorized to commence, in its own name or in the name of the Titling Trust, a legal proceeding or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving the protection or enforcement of the interest of the Titling Trust or the related Beneficiary in any Contract, Leased Vehicle or other Trust Asset. If the Servicer commences or participates in such legal proceeding in its own name, the Titling Trust shall thereupon be deemed to have automatically assigned legal title to each related Leased Vehicle and the Titling Trust's interest in the related Contract to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Titling Trust to execute and deliver in the Servicer's name any notices, demands, Claims, responses, affidavits or other documents or instruments in connection with any such proceeding. The Titling Trustee shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable it to carry out its duties under this Agreement and the other documents relating to a Securitized Financing.

     SECTION 4.02   LIABILITY OF SERVICER; INDEMNITIES.

     (a) The Servicer shall be liable in accordance with this Agreement and the other documents relating to a Securitized Financing only to the extent of the obligations specifically undertaken by the Servicer and shall have no other obligations or liabilities hereunder or thereunder. The Servicer shall indemnify, defend and hold harmless:

          (i) (A) the Titling Trust, the Titling Trustee and the Trust Agent from and against any and all Liabilities arising out of or resulting from its use, ownership or operation of any Leased Vehicle; and
     (B) the Titling Trust, the Titling Trustee and the Trust Agent from and against any taxes that may at any time be asserted against any of them with respect to the transactions contemplated by this Agreement (other than taxes with respect to fees payable hereunder, such fees being payable by the related Beneficiary, or as herein provided, by the Servicer), including any state sales, gross receipts, general corporation, tangible personal property, privilege or license, taxes and costs and expenses in defending against the same, in each case to the extent not paid by the related Obligors and to the extent related Titling Trust Assets are not available therefor hereunder or are insufficient therefor;

          (ii) the Titling Trust, the Titling Trustee, the Trust Agent and the Beneficiaries from and against any and all Liabilities to the extent that such Liabilities arose out of, or are imposed upon, any of them through the Servicer by reason of its disregard of its obligations and duties hereunder or thereunder; and

          (iii) the Titling Trustee and the Trust Agent from and against all Liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained in this Agreement, except to the extent that such Liabilities: (A) are due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Titling Trustee or Trust Agent, (B) arise from the material breach by the Titling Trustee or the Trust Agent of any of its representations or warranties set forth in this Agreement, or (C) shall arise out of or be incurred in connection with the performance by the Titling Trustee of the duties of a successor Servicer hereunder, or of any such duties on behalf of the Titling Trustee by the Trust Agent.

     (b) Indemnification under this Section shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest, to the extent of such payments made by the Servicer. Indemnification under this Section shall survive any transaction described in Section 4.03 with respect to any and all Titling Trust Assets as of the date of such transaction and any acts, occurrences or transactions related thereto whether arising before or after the date of such transaction.

     SECTION 4.03 MERGER, CONSOLIDATION, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Servicer shall be a party or (iii) succeeding to the business of the Servicer and which is otherwise servicing leases or retail installment sales contracts, which corporation executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this
Section 4.03 to the Titling Trustee, the UTI Beneficiary and each Rating
Agency.

     SECTION 4.04   LIMITATION ON LIABILITY OF SERVICER AND OTHERS.

     (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Titling Trust, the Titling Trustee, the Trust Agent, or any Beneficiary, except as otherwise provided in this Agreement and the other documents relating to a Securitized Financing, for any action taken or for refraining from the taking of any action pursuant hereto or thereto, or for errors in judgment. Notwithstanding the foregoing, this provision shall not protect the Servicer or any such Person against any Liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations hereunder or thereunder. The Servicer and its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder or thereunder.

     (b) Except as provided in this Agreement and the other documents relating to a Securitized Financing, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Titling Trust Assets in accordance herewith or therewith and that in its opinion may involve it in any expense or Liability. Notwithstanding the foregoing, the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other documents relating to a Securitized Financing and the rights and duties of the parties hereto or thereto and the interests of any Beneficiary hereunder or thereunder. In such event, the reasonable legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Titling Trust Assets relating to the applicable Sub-Trust and the Servicer shall be entitled to be reimbursed therefor solely from funds available therefor.

     SECTION 4.05   SERVICER NOT TO RESIGN; DELEGATION OF DUTIES.

     (a) Subject to Section 4.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect delivered to the Titling Trustee. No such resignation shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 4.03. The Titling Trustee will, in no event, be obligated to serve as successor servicer except upon its express prior written consent.

     (b) The Servicer may not assign any of its rights, powers, duties or obligations under this Agreement. Notwithstanding the foregoing, the Servicer may make such an assignment in connection with a consolidation, merger, conversion or succession effected in compliance with Section 4.03 or in connection with the transfer to a successor servicer as contemplated by clause (a) above.

     (c) Except as provided in paragraphs (a) and (b) of this Section or in any other document relating to a Securitized Financing, the duties and obligations of the Servicer under this Agreement shall continue until this Agreement has been terminated as provided in Section 8.01 and shall survive the exercise by the Titling Trustee of any right or remedy under, or the enforcement by the Titling Trustee of any provision contained in, this Agreement or any other documents relating to a Securitized Financing.

     (d) Notwithstanding the foregoing, the Servicer may enter into subservicing agreements with one or more subservicers (which may be Affiliates of the Servicer) for the servicing and administration (in whole or in part) of the Contracts and the Leased Vehicles, with the consent of the Beneficiaries (which consent shall not be unreasonably withheld) if such subservicer is not an Affiliate of the Servicer. References in this Agreement or any other document relating to a Securitized Financing to actions taken or to be taken by the Servicer in servicing the Contracts and Leased Vehicles include actions taken or to be taken by any such subservicer on behalf of the Servicer. Each such subservicing agreement will be upon terms and conditions not inconsistent with this Agreement and the other documents relating to a Securitized Financing and as the Servicer and any such subservicer may agree and shall contain a non-petition covenant substantially identical to that set forth in Section 6.14. The Servicer shall provide the Titling Trustee with a copy of each such subservicing agreement.

     (e) Notwithstanding any subservicing agreement, any of the provisions of this Agreement or the other documents relating to a Securitized Financing that relate to agreements or arrangements between the Servicer and any subservicer or reference to actions that are taken through a subservicer or otherwise, the Servicer shall remain obligated and liable to the Titling Trust and the Titling Trustee pursuant to Section 4.02 without diminution of such obligation or liability by virtue of such delegation or by virtue of indemnification from any subservicer, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Contracts and Leased Vehicles.

     SECTION 4.06 SERVICING COMPENSATION. The Servicer shall receive such fees and reimbursement for expenses with respect to the Titling Trust Assets relating to a Sub-Trust as may be agreed to from time to time between the Servicer and the related Beneficiary.

     SECTION 4.07 POWERS OF ATTORNEY. The Servicer is hereby designated by each Beneficiary, the Titling Trust, and the Titling Trustee as its true and lawful attorney-in-fact, with full power and authority to perform any and all acts related to managing, servicing, administering, collecting or repossessing any part of the Titling Trust Assets and any and all acts otherwise required or permitted to be performed by the Servicer pursuant to Section 4.01 or otherwise under this Agreement and the other documents relating to a Securitized Financing whether acting in its own name or in the name of the Titling Trust, the Titling Trustee or any Beneficiary. The Servicer is hereby authorized and empowered to execute and deliver, on behalf and in the name of each Beneficiary, the Titling Trust or the Titling Trustee, any and all instruments, certificates or other documents relating thereto. The Servicer also has the right, power and authority to designate in writing other persons and entities as true and lawful attorneys-in-fact for and on its or their behalf to do anything that the Servicer has the power to do under this Agreement and the other documents relating to a Securitized Financing. Without limiting the generality of the foregoing, the Servicer or any such person or entity designated by the Servicer is hereby authorized and empowered by the Titling Trustee and the Titling Trust to execute and deliver, on behalf of the Titling Trust and the Titling Trustee, any and all applications for or duplicates of Certificates of Title in the name of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, any and all applications for registrations of vehicles and/or license plates, any and all applications for transfers of Certificates of Title or registrations for vehicles and/or license plates, and any and all other instruments, certificates or other documents which the Servicer deems necessary or advisable to record, hold or release title to and/or registration of motor vehicles in the name of the Titling Trust or the Titling Trustee, as appropriate.

     SECTION 4.08   PROTECTION OF TITLE TO TITLING TRUST.

     (a) The Servicer shall maintain its computer systems so that its master computer records (including any back-up archives) that refer to any Leased Vehicles indicate clearly that legal title to such Leased Vehicle is held by the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, as appropriate, as nominee holder of legal title for the related Beneficiary. Indication of the legal title of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, to a Leased Vehicle shall be deleted from or modified on such computer systems when, and only when, legal title to such Leased Vehicle is no longer owned by the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, for the benefit of the related Beneficiary.

     (b) If at any time the Servicer or a Beneficiary proposes to sell, grant a security interest in or otherwise transfer any interest in any Leased Vehicles to any prospective purchaser, lender or other transferee, all computer tapes, records or print-outs (including any restored from back-up archives) delivered by the Titling Trustee to such prospective purchaser, lender or other transferee that refers in any manner whatsoever to any Leased Vehicle shall indicate clearly that legal title to such Leased Vehicle is held in the name of the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, for the benefit of the related Beneficiary.


                                  ARTICLE 5
                                  PAYMENTS

     SECTION 5.01 PAYMENTS FROM TITLING TRUST ASSETS ONLY. All payments, if any, to be made by the Titling Trustee or the Servicer under this Agreement or any other documents relating to a Securitized Financing, other than (i) indemnities of the Servicer pursuant to Section 4.02, (ii) payment of the Titling Trustee's fees and expenses by the Servicer pursuant to Section 6.13 or
(iii) amounts owing by the Titling Trustee arising from its willful misfeasance, bad faith or negligence, shall be made only from any then available collections and proceeds in respect of the Titling Trust Assets or the SUBI Assets of the related Sub-Trust, as appropriate, and only to the extent that the Titling Trustee or the Servicer shall have received such collections and proceeds in respect thereof to make such payments in accordance with the terms hereof. This
Section is not intended to override the waivers of limited liability by the Beneficiaries made in Section 3.02.

     SECTION 5.02 MANNER OF PAYMENT. All amounts payable to Beneficiaries pursuant to this Agreement or any other document relating to a Securitized Financing shall be paid or caused to be paid by the Titling Trustee or the Servicer, as the case may be, to or for the account of the related Beneficiary in immediately available funds by wire transfer or other method of same-day transfer.


                                  ARTICLE 6
                             THE TITLING TRUSTEE

     SECTION 6.01   DUTIES AND POWERS OF TITLING TRUSTEE.

     (a) The Titling Trustee and the Trust Agent undertake to perform such duties and engage in such activities, and only such duties and activities, as are specified in this Agreement, any SUBI Supplement or UTI Supplement, any other amendment to this Agreement, SUBI Supplement or UTI Supplement, or as may be directed by the Beneficiary in a manner not contrary to the terms hereof or thereof from time to time, including in connection with (i) Securitized Financings, (ii) sales of Contracts and other Titling Trust Assets to the extent permitted by the terms of any existing Securitized Financings (so long as the Certificate of Title of any Leased Vehicle so sold is amended to reflect the transfer of ownership thereof from the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, as applicable, unless applicable law permits the transfer of ownership of a motor vehicle without an amendment to the vehicle's certificate of title) or (iii) activities ancillary thereto.

     (b) Neither the Titling Trustee nor the Trust Agent shall engage in any activities other than activities required or permitted by the provisions of this Agreement. Except as provided in or permitted by this Titling Trust Agreement, any UTI Supplement, any SUBI Supplement or any related SUBI Servicing Supplement, neither the Titling Trustee nor the Trust Agent shall (i) issue beneficial interests in the Titling Trust Assets or securities of the Titling Trust other than the UTI and UTI Certificates and one or more SUBIs and SUBI Certificates; (ii) borrow money on behalf of the Titling Trust; (iii) make loans on behalf of the Titling Trust; (iv) invest in or underwrite securities; (v) offer securities in exchange for Titling Trust Assets (other than UTI Certificates and SUBI Certificates); (vi) repurchase or otherwise reacquire any UTI Certificate or SUBI Certificate except as permitted by or in connection with any Securitized Financing; or (vii) grant any security interest in or lien upon any Titling Trust Assets.

     (c) At the direction of the UTI Beneficiary or the Servicer and at the expense of the [Servicer], the Titling Trustee shall: (i) apply for and maintain (or cause to be applied for and maintained) all licenses, permits and authorizations necessary and appropriate for the Titling Trust or the Titling Trustee in carrying out the terms of this Agreement (including receiving assignments of Contracts and causing Certificates of Title to reflect the Titling Trust, the Titling Trustee on behalf of the Titling Trust, as the owner of the Leased Vehicles) in each jurisdiction that the UTI Beneficiary or the Servicer reasonably deems appropriate; (ii) file (or cause to be filed) all notices, reports and other required filings in each jurisdiction that the UTI Beneficiary or the Servicer reasonably deems appropriate; (iii) file (or cause to be filed) in each jurisdiction that the UTI

Beneficiary or the Servicer reasonably deems appropriate applications for Certificates of Title as are necessary and appropriate so as to cause the Titling Trust or the Titling Trustee , on behalf of the Titling Trust, to be recorded as the holder of legal title of record of the Leased Vehicles and to execute and deliver to each Dealer a power of attorney in order to allow such Dealers to so record the Titling Trust or the Titling Trustee, on behalf of the Titling Trust, as the holder of legal title to such Leased Vehicles; (iv) to the extent that the UTI Beneficiary or the Servicer deems it necessary or useful to have a lien recorded on Certificates of Title, file (or cause to be filed) in each jurisdiction that the UTI Beneficiary or the Servicer reasonably deems appropriate, such applications as are necessary to record upon each of the Certificates of Title an Administrative Lien in favor of an Administrative Lienholder; (v) be, or cause the Titling Trust to be, the assignee of the original Dealer/Obligee with respect to the Contracts; and
(vi) pay or cause to be paid all applicable taxes and fees properly due and owing in connection with its activities.

     (d) The Titling Trustee, or the Trust Agent on its behalf, shall establish accounts and receive, maintain, invest and disburse funds in accordance with Articles V and VII hereof and the SUBI Supplements.

     (e) Neither any Beneficiary nor the Servicer shall direct the Titling Trustee or the Trust Agent to take any action that (i) is inconsistent with the purposes of the Titling Trust as set forth in Section 2.04 or (ii) would result in the treatment of the Titling Trust or any SUBI Sub-Trust as an entity that is taxable as an "association" for federal income tax purposes.

     SECTION 6.02   DUTY OF CARE.

     (a) In carrying out their duties hereunder, the Titling Trustee and the Trust Agent each shall exercise the rights and powers vested in it only as set forth in this agreement. No provision of this Agreement shall be construed to relieve the Titling Trustee or the Trust Agent from liability for their own negligent actions, negligent failure to act, bad faith or willful misfeasance or similar act or omission; provided, however, that:

          (i) neither the Titling Trustee nor the Trust Agent shall be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the Corporate Trust Office of, the Titling Trustee or any Trust Agent, including any the president, vice-president, assistant vice-president, trust officer, corporate secretary or assistant corporate secretary or any other officer of the Titling Trustee or such Trust Agent customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person's knowledge of or familiarity with the particular subject, unless it shall be proved that the Titling Trustee or Trust Agent was negligent or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

          (ii) neither the Titling Trustee nor the Trust Agent shall be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of the UTI Beneficiary (to the extent relating to the Undivided Trust Interest) or the holder or pledgee of a SUBI Certificate that is not the Titling Trustee or a trust agent of the Titling Trustee in connection with a Securitized Financing (to the extent relating to the SUBI evidenced thereby) relating to the exercise of any trust, power or authority conferred upon the Titling Trustee under this Agreement.

     (b) Notwithstanding subsection (a) above, the Titling Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Titling Trustee to perform, or be responsible for the manner of performance of, any of the obligations of a Servicer hereunder or under any related SUBI Servicing Supplement except during such time, if any, as the Titling Trustee shall be successor to, and be vested with the rights, duties, powers and privileges of, any Servicer in accordance with the terms of this Agreement or any related SUBI Servicing Supplement.

     (c) Except for actions expressly authorized by this Agreement, a SUBI Supplement, a UTI Supplement, or an amendment thereto, the Titling Trustee shall take no action as to which the Titling Trustee has been notified by a Beneficiary, or has actual knowledge, that such action would impair the beneficial interests in the Titling Trust, would impair the value of any Titling Trust Asset or would adversely affect the then outstanding credit rating issued by a Rating Agency with respect to any class of securities issued in a Securitized Financing.

     (d) All information obtained by the Titling Trustee regarding the administration of the Titling Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Titling Trustee in confidence and shall not be disclosed to any other Person other than to the Trust Agent or an appropriate Beneficiary unless such disclosure is required by any applicable law or regulation or pursuant to subpoena, or such information is already otherwise publicly available.

     SECTION 6.03   CERTAIN MATTERS AFFECTING THE TITLING TRUSTEE.

     Except as otherwise provided in this Agreement:

     (a) The Titling Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by an authorized signatory of the relevant party. In particular, but without limitation, whenever in this Agreement it is provided that the Titling Trustee shall receive or may rely on the instructions or directions of a Beneficiary in connection with a Securitized Financing, any written instruction or direction purporting to bear the signature of any officer or authorized signatory of the Beneficiary, or the holder or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Securitized Financing reasonably believed by it to be genuine may be deemed by the Titling Trustee to have been signed or presented by the proper party.

     (b) The Titling Trustee may consult with counsel, and any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel.

     (c) The Titling Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of a Beneficiary in connection with a Securitized Financing or any Beneficiary of the Titling Trust pursuant to the provisions of this Agreement, unless such requesting Person(s) shall have offered to the Titling Trustee reasonable security or indemnity against the Liabilities that may be incurred therein or thereby.

     (d) The Titling Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by a Beneficiary; provided, however, that if the payment within a reasonable time to the Titling Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Titling Trustee, not reasonably assured to the Titling Trustee by the security afforded to it by the terms of this Agreement or any SUBI Supplement, the Titling Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person(s) requesting such examination or, if paid by the Titling Trustee, shall be reimbursed as a Titling Trust expense upon demand.

     (e) The Titling Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians and shall not be liable for the negligence or willful misconduct of such agents or attorneys appointed with due care. By way of illustration and not in limitation of the foregoing, the Titling Trustee may from time to time enter into one or more Trust Agency Agreements with such Trust Agents, including any Affiliate of the Titling Trustee, as are by experience and expertise qualified to act in a trustee capacity and otherwise acceptable to the UTI Beneficiary. Notwithstanding the foregoing, the Titling Trustee shall replace any Trust Agent if (i) in the good faith judgment of the UTI Beneficiary, the compensation or level of service of such Trust Agent shall no longer be reasonably competitive with those of any alternative agent reasonably proposed by the UTI Beneficiary, or (ii) if the Trust Agent has materially breached its obligations under the Trust Agency Agreement, the UTI Beneficiary or a Beneficiary in connection with a Securitized Financing has given written notice to the Titling Trustee and the Trust Agent of such breach, and the Trust Agent has not cured such breach in all material respects within 30 Business Days thereafter. Such Trust Agency Agreement shall specify the duties, powers, liabilities, obligations and compensation of such Trust Agent(s) to carry out on behalf of the Titling Trustee any or all of its obligations as Titling Trustee of the Titling Trust arising under this Agreement or otherwise and shall contain a non-petition covenant substantially identical to that set forth in Section
6.14, provided, however, that nothing contained in any Trust Agency Agreement shall excuse, limit or otherwise affect any power, duty, obligation, liability or compensation otherwise applicable to the Titling Trustee hereunder. The Titling Trustee hereby engages First Bank National
Association as its initial Trust Agent, and First Bank National Association by its signature hereto accepts such engagement, with all provisions of this
Section 6.03(e) relating to Trust Agents constituting a Trust Agency
Agreement between First Bank National Association and the Titling Trustee, subject to any amendment or supplement thereto between such parties not inconsistent herewith. First Bank National Association shall carry out as Trust Agent each and every obligation of the Titling Trustee hereunder and under any SUBI Supplement and is hereby delegated by the Titling Trustee all power and authority delegable by the Titling Trustee hereunder in order better to be able to carry out its duties as Trust Agent.

     SECTION 6.04   TITLING TRUSTEE NOT LIABLE FOR CERTIFICATES OR LOSSES.

     The Titling Trustee shall have no obligation to perform any of the duties of the Grantor or the Servicer unless explicitly set forth herein or in any SUBI Supplement or related SUBI Servicing Supplement. The Titling Trustee shall at no time have any responsibility or liability for or with respect to the (a) legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Titling Trust or its ability to generate the payments to be distributed to any Beneficiary or its permitted assignee(s) under this Agreement, including the existence, condition, location and ownership of any Trust Asset; (d) the existence and enforceability of any Insurance Policy; (e) the existence and contents of any Contract or any computer or other record thereof; (f) the validity of the assignment of any Trust Asset to the Titling Trustee or of any intervening assignment; (g) the completeness of any Contract; (h) the performance or enforcement of any Contract; (i) the compliance by the Grantor or any Servicer with any covenant or the breach by the Grantor or any Servicer of any warranty or representation in any document and the accuracy of any such warranty or representation prior to the Titling Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that the Titling Trustee shall remain responsible for any Titling Trust Assets that it may hold); (k) the acts or omissions of any Dealer or any other Person, the Grantor, any Servicer or any obligor under, or in connection with the origination of, any Contract; (1) any action of any Servicer taken in the name of the Titling Trustee; or (m) any action by the Titling Trustee taken at the instruction of any Servicer; provided, however, that the foregoing shall not relieve the Titling Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the Titling Trustee's or any Trust Agent's willful misconduct, bad faith or negligence, (i) no recourse shall be had against the institution serving as Titling Trustee in its individual capacity for any claim based on any provision of this Agreement, a SUBI Supplement or UTI Supplement or any amendment thereof, a SUBI Certificate or any Trust Asset or assignment thereof and (ii) the Titling Trustee shall not have any personal obligation, liability or duty whatsoever to the UTI Beneficiary or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Titling Trust Assets (subject to Section 3.04) or any indemnitor who shall furnish indemnity as provided in this Agreement. The Titling Trustee shall not be accountable for the use or application by a Beneficiary of any SUBI Certificate or of the proceeds of such SUBI
Certificate, or for the use or application of any funds properly paid to any Servicer hereunder or pursuant to any SUBI Servicing Supplement.

     SECTION 6.05   INDEMNITY OF TITLING TRUSTEE AND TRUST AGENTS.

     The Titling Trustee and any Trust Agent shall be indemnified and held harmless out of and to the extent of the Titling Trust Assets with respect to any Claim arising out of or incurred in connection with (a) any of the Titling Trust Assets (including any Claim relating to any Contract, Leased Vehicle, consumer fraud, consumer leasing act violation, misrepresentation, deceptive and unfair trade practice, and any other claim arising in connection with any Contract, personal injury or property damage claim arising with respect to any Leased Vehicle or any claim with respect to any tax arising with respect to any Titling Trust Asset) or (b) the Titling Trustee's or Trust Agent's acceptance or performance of the trusts and duties contained in this Agreement or any Trust Agency Agreement, with any allocation of such indemnification among the Titling Trust Assets to be made as provided for in Section 3.04; provided, however, that neither the Titling Trustee nor any Trust Agent shall be indemnified or held harmless out of the Titling Trust Assets as to any Claim for which the Servicer shall be expressly and solely liable hereunder or pursuant to any SUBI Servicing Supplement (unless the Servicer shall not have paid such claim upon the final determination of its liability therefor), (ii) incurred by reason of the Titling Trustee's or such Trust Agent's willful misconduct, bad faith or negligence or
(iii) incurred by reason of the Titling Trustee's breach of its representations, warranties or covenants herein or in any Transaction Document. The Beneficiaries will indemnify, defend and hold harmless the Titling Trustee and any Trust Agent for any such Claims that the Titling Trust Assets are insufficient to satisfy, with any allocation of such indemnification among the Beneficiaries to be made as provided for in Section 3.04. Such indemnification shall be irrespective of any other indemnification provided to the Beneficiaries under any other documents relating to a Securitized Financing.

     SECTION 6.06   TITLING TRUSTEE'S RIGHT NOT TO ACT.

     Notwithstanding anything to the contrary contained herein, the Titling Trustee shall have the right to decline to act in any particular manner otherwise provided for herein if the Titling Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken, or if the Titling Trustee in good faith shall determine that such action would be illegal or subject it to personal liability or, in the case of a direction from one or more Beneficiaries, be prejudicial to the rights of other Beneficiaries; and provided further, that nothing in this Agreement shall impair the right of the Titling Trustee to take any action deemed proper by the Titling Trustee that is not inconsistent with such otherwise required acts.

     SECTION 6.07   QUALIFICATION OF TITLING TRUSTEE.

     Except as otherwise provided in this Agreement, the Titling Trustee under this Agreement shall at all times be (a) a corporation organized under the laws of one of the fifty states of the United States, the District of Columbia or the Commonwealth of Puerto Rico (which corporation shall not be the Grantor or any Affiliate thereof), (b) qualified to do business as a trustee in each of the Trust States and (c) otherwise acceptable to each Rating Agency rating any class of securities at the request of the Grantor issued in connection with any Securitized Financing and to any pledgee of a UTI Pledge (such acceptance by any such pledgee not to be unreasonably withheld, delayed or conditioned).

     SECTION 6.08   RESIGNATION OR REMOVAL OF TITLING TRUSTEE.

     (a) The Titling Trustee may not at any time resign without the express written consent of the Beneficiaries.

     (b) If at any time the Titling Trustee shall cease to be qualified in accordance with Section 6.07, or if any representation or warranty made by the Titling Trustee pursuant to Section 6.12 or the Trust Agent pursuant to Section
6.15 shall prove to have been untrue in any material respect when made and shall not have been cured within 45 days after any Beneficiary gives the Titling Trustee written notice of such inaccuracy, but the Titling Trustee shall fail to resign after written request therefor by any Beneficiary or pledgee of any UTI Certificate or SUBI Certificate in connection with a Securitized Financing, or if at any time the Titling Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Titling Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Titling Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the UTI Beneficiary shall remove the Titling Trustee. If the Titling Trustee is removed under the authority of the immediately preceding sentence, the UTI Beneficiary shall promptly appoint a successor Titling Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Titling Trustee so removed and one copy to the successor Titling Trustee, together with payment of all fees owed to the outgoing Titling Trustee.

     (c) Any resignation or removal of the Titling Trustee and appointment of a successor Titling Trustee pursuant to any of the provisions of this section shall not become effective until acceptance of appointment by the successor Titling Trustee.

     SECTION 6.09   SUCCESSOR TITLING TRUSTEE.

     Any successor Titling Trustee appointed as provided in Section 6.08 shall execute, acknowledge and deliver to the UTI Beneficiary, the Servicer and to its predecessor Titling Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Titling Trustee shall become effective and such successor Titling Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of the Titling Trustee under this Agreement, with like effect as if originally named as Titling Trustee. The predecessor Titling Trustee shall deliver to the successor Titling Trustee all documents and statements held by it under this Agreement, and the UTI Beneficiary and the predecessor Titling Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Titling Trustee all such rights, powers, duties and obligations. No successor Titling Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Titling Trustee shall be eligible under the provisions of
Section 6.07. Upon acceptance of appointment by a successor Titling Trustee as provided in this Section, the UTI Beneficiary shall mail notice of the successor of such Titling Trustee under this Agreement to each pledgee or other Beneficiary of a UTI Certificate or a SUBI Certificate. If the UTI Beneficiary fails to mail such notice within ten days after acceptance of appointment by the successor Titling Trustee, the successor Titling Trustee shall cause such notice to be mailed at the expense of the UTI Beneficiary.

     SECTION 6.10   MERGER OR CONSOLIDATION OF TITLING TRUSTEE.

     The Titling Trustee shall not merge or consolidate with, or sell all or any substantial part of its assets to any other Person, without the express written consent of the UTI Beneficiary. Any such corporation (i) into which the Titling Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Titling Trustee shall be a party, or
(iii) which may succeed to the corporate business of the Titling Trustee, which corporation executes an agreement of assumption to perform every obligation of the Titling Trustee under this Agreement, shall be the successor of the Titling Trustee hereunder, provided such corporation shall be eligible pursuant to
Section 6.07, without the execution or filing of any other instrument or any further act on the part of any of the parties hereto other than the written consent of the UTI Beneficiary. The Titling Trustee shall give reasonable written notice to each SUBI Beneficiary and each Rating Agency of any such merger or consolidation.

     SECTION 6.11   APPOINTMENT OF CO-TITLING TRUSTEE, SEPARATE TITLING TRUSTEE,
                   OR NOMINEE.

     (a) Notwithstanding any other provisions of this Agreement, if at any time the Titling Trustee determines that it is in the best interests of the Titling Trust to take any action for the purpose of meeting any legal requirements of any jurisdiction in which any Titling Trust Asset may at the time be located or within which such Titling Trust Asset is to be acquired or for any other purpose as so determined by the Titling Trustee, the Beneficiary of the Sub-Trust to which such Trust Asset is allocated and the Titling Trustee, acting jointly, shall have the power to execute and deliver all instruments to appoint one or more Persons approved by the Titling Trustee and such Beneficiary to act as co-trustee, jointly with the Titling Trustee, or as a separate trustee or nominee holder of legal title, of all or any part of such Titling Trust Assets, and to vest in such Person, in such capacity and for the benefit of such Beneficiary and its permitted assignee(s), such title to such Titling Trust Assets, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as such Beneficiary and the Titling Trustee may consider necessary or desirable. No co-trustee, separate trustee, or nominee holder of legal title under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.07, except that no co-trustee, separate trustee or nominee holder of legal title under this Agreement may be the UTI Beneficiary or any Affiliate thereof.

     (b) Each separate trustee, co-trustee and nominee holder of legal title shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Titling Trustee shall be conferred upon and exercised or performed by the Titling Trustee and such separate trustee, co-trustee or nominee holder of legal title jointly (it being understood that such separate trustee, co-trustee or nominee holder of legal title is not authorized to act separately without the Titling Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Titling Trustee under this Agreement or as successor to any Servicer under this Agreement or any SUBI Servicing Supplement), the Titling Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Titling Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee, co-trustee or nominee holder of legal title, but solely at the direction of the Titling Trustee;

          (ii) no trustee or nominee holder of legal title under this Agreement shall be personally liable by reason of any act or omission of any other trustee or nominee holder of legal title under this Agreement; and

          (iii) the Beneficiaries and the Titling Trustee acting jointly may at any time accept the resignation of or remove any separate trustee, co-trustee or nominee holder of legal title.

     (c) Any notice, request or other writing given to the Titling Trustee shall be deemed to have been given to each of the then separate trustees, co-trustees and nominee holders of legal title, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or other nominee holder of legal title shall refer to this Agreement and the conditions of this Section. Each separate trustee, co-trustee and nominee holder of legal title, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Titling Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Titling Trustee. Each such instrument shall be filed with the Titling Trustee and a copy thereof given to the Servicer and each Beneficiary.

     Any separate trustee, co-trustee or nominee holder of legal title may at any time appoint the Titling Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or nominee holder of legal title shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Titling Trust Assets shall vest in and be exercised by the Titling Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee, co-trustee or nominee holder of legal title shall not relieve the Titling Trustee of its obligations and duties under this Agreement.

     SECTION 6.12   REPRESENTATIONS, WARRANTIES AND COVENANTS OF TITLING
                    TRUSTEE.

     The Titling Trustee hereby represents, warrants and covenants for the benefit of the Grantor, each Beneficiary and each pledgee of a UTI Certificate or SUBI Certificate:

     (a) ORGANIZATION AND GOOD STANDING. The Titling Trustee is a corporation, duly organized, validly existing and in good standing under the law of the State of Delaware and is, or promptly will be, qualified to do business as a foreign corporation and is, or promptly will be, in good standing in each state that is a Trust State as of the date of this Agreement. The Titling Trustee shall promptly take or cause to be taken all such actions and execute and file or cause to be executed and filed all such instruments and documents, the cost of which shall be a Titling Trust Expense, as may reasonably be required in order for the Titling Trustee to qualify to do business and be in good standing in each other State identified in writing from time to time by the Grantor or the UTI Beneficiary.

     (b) POWER AND AUTHORITY. The Titling Trustee has full power, authority and right to execute and deliver this Agreement, and has, or promptly will have, full power and authority to perform its obligations hereunder in each state that is a Trust State as of the date of this Agreement, and has taken all necessary action to authorize the execution and delivery of this Agreement, and has taken, or promptly will take, all necessary action to authorize performance by it of this Agreement in each state that is a Trust State as of the date of this Agreement.

     (c) DUE EXECUTION. This Agreement has been duly executed and delivered by the Titling Trustee, and is a legal, valid and binding instrument enforceable against the Titling Trustee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     (d) NO CONFLICT. To the Titling Trustee's actual knowledge, neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule, regulation, judgment, decree or order binding on the Titling Trustee or the articles of incorporation or bylaws of the Titling Trustee or any provision of any mortgage, indenture, contract agreement or other instrument to which the Titling Trustee is a party or by which it is bound.

     (e) SINGLE PURPOSE. The Titling Trustee has not engaged, is not currently engaged, and will not engage during the term of this Agreement in any other activity other than serving as Titling Trustee and in such ancillary activities as are necessary and proper in order to act as Titling Trustee in accordance with this Agreement, any SUBI Supplement or UTI Supplement, and any amendment thereto or any of the other documents relating to a Securitized Financing.

     SECTION 6.13   TITLING TRUSTEE'S FEES AND EXPENSES.

     The Titling Trustee shall be paid out of Titling Trust Assets in the UTI Portfolio reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement for all services rendered by it in the execution of the Titling Trust and in the exercise and performance of any of the powers and duties under this Agreement and the other documents relating to a Securitized Financing to which it is a party, and as an expense of the Titling Trust, reimbursement of all reasonable costs and expenses (including reasonable attorneys' fees and expenses) of incorporation, qualification, periodic maintenance of its corporate franchises and qualification, annual board of directors' meetings and all necessary corporate filings, franchise taxes and fees.

     SECTION 6.14   NO PETITION.

     Each of the Titling Trustee and First Bank National Association, as Trust Agent, covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing has been paid in full, it will not institute against, or join any other Person in instituting against, TMCC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of the Titling Trustee under this Agreement.

     SECTION 6.15   STOCK OF TMTT, INC.

     First Bank National Association hereby represents, warrants and covenants, for the benefit of the Grantor, each Beneficiary and each pledgee of a UTI Certificate or SUBI Certificate, as follows:

     (a) OWNERSHIP OF STOCK. All of the issued and outstanding Titling Trustee Stock is owned by First Bank National Association, free and clear of any lien, encumbrance or any other restriction, agreement or commitment of any kind (other than as provided for in this Agreement) that would in any way restrict First Bank National Association's ability freely to transfer, convey and assign the Titling Trustee Stock. All such Titling Trustee Stock currently outstanding is (and any Titling Trustee Stock that may be issued in the future will be) validly issued, fully paid and nonassessable and has not been (and will not be) issued in violation of any preemptive, first refusal or other subscription rights of any Person. There are no outstanding options, warrants, conversion' rights, subscription rights, preemptive rights, exchange rights or other rights, agreements or commitments of any kind obligating First Bank National Association to sell any Titling Trustee Stock or to issue any additional capital stock in the Titling Trustee to any Person. First Bank National Association will not issue any additional Titling Trustee Stock without the express written consent of the UTI Beneficiary.

     (b) TRANSFER OF TITLING TRUSTEE STOCK. For so long as First Bank National Association is acting as a Trust Agent pursuant to this Agreement or any Trust Agency Agreement, but subject to any applicable legal or regulatory requirements, it will retain ownership of all of the Titling Trustee Stock. If at any time (and for any reason, including First Bank National Association's resignation or termination as Trust Agent or the termination of the Titling Trust) First Bank National Association either is no longer acting as a Trust Agent, is no longer able, because of legal or regulatory changes, to own the Titling Trustee Stock, or the Titling Trustee would have to be removed pursuant to Section 6.08 because of its being owned by First Bank National Association, First Bank National Association will (i) notify the UTI Beneficiary of such event and (ii) sell to the UTI Beneficiary's designee (who shall not be the UTI Beneficiary or any Affiliate thereof), at the UTI Beneficiary's option, without recourse except with respect to the representations, warranties and covenants of the Titling Trustee and the Trust Agent contained herein, all of the Titling Trustee Stock for the sum of Ten Dollars ($10). The UTI Beneficiary's designee shall have sixty (60) days from the date of receipt of such notice in which to exercise such option and to consummate such acquisition, during which time First Bank National Association shall refrain from offering for sale or selling any Titling Trustee Stock to any Person other than the UTI Beneficiary's designee. If the UTI Beneficiary's designee shall not consummate such acquisition within such period, First Bank National Association shall be free to offer for sale or sell to any Person any or all of the Titling Trustee Stock or to dissolve the Titling Trustee; provided, however, that a successor Titling Trustee shall have been appointed in accordance herewith. If the UTI Beneficiary's designee shall timely exercise its option to acquire the Titling Trustee Stock, First Bank National Association shall promptly tender all such Titling Trustee Stock to such buyer at a time and place determined by the buyer, duly endorsed in blank or with duly endorsed stock powers attached, against payment of the purchase price. The UTI Beneficiary shall pay any transfer or similar taxes arising from a transfer of the Titling Trustee Stock as contemplated herein. If no designee of the UTI Beneficiary shall be willing to purchase the Titling Trustee Stock as described above, then the Titling Trustee and each Beneficiary shall have the right to petition a court of competent jurisdiction to appoint a successor trustee meeting the requirements for a successor trustee set forth herein.

                                   ARTICLE VII
                   ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

     SECTION 7.01   ACCOUNTS.

     (a) Unless otherwise specified in the UTI Supplement, the Titling Trustee will establish and maintain with respect to the Undivided Trust Interest a Lease Funding Account satisfying the definition of an Eligible Account. The Lease Funding Account shall be established and maintained in the name of the Titling Trustee on behalf of the UTI Sub-Trust. None of the Grantor, any Beneficiary or, subject to Section 7.02(c), the holder or pledgee of any UTI Certificate or SUBI Certificate shall have any right to draw on the Lease Funding Account without the express written consent of the Titling Trustee; provided, however, that the Titling Trustee, with the express written consent of the related UTI Beneficiary, shall so consent to the extent provided for in the documentation relating to any Securitized Financing of such UTI Certificate or SUBI Certificate. The Lease Funding Account shall only contain funds relating to UTI Assets.

     (b) For so long as the Monthly Remittance Conditions are satisfied, the Servicer shall not be required to remit to the Lease Funding Account collections in respect of any Titling Trust Assets allocable to the Lease Funding Account on a daily basis but shall be entitled to retain such collections, without segregation from its other funds, until the Business Day preceding the date identified as a "Distribution Date" in the related UTI Supplement, at which time the Servicer shall so remit all such collections in immediately available funds; provided that (i) investments on which the Trust Agent is the obligor (including repurchase agreements as to which it, in its commercial capacity, is liable as principal), may mature on the Distribution Date, and (ii) investments made of Principal Collections or Interest Collections on deposit in a SUBI Collection Account may mature on such dates as specified by the Titling Trustee at the Servicer's direction so as to maintain the availability of sufficient cash to make the payments described in any SUBI Supplement or related SUBI Servicing Supplement.

     Notwithstanding the foregoing, commencing with the first day of the first period identified as a "Collection Period" in the related UTI Supplement or SUBI Supplement, as the case may be, that begins at least two Business Days after the day on which any Monthly Remittance Conditions cease to be satisfied and for so long as the Monthly Remittance Conditions are not satisfied, all collections in respect of the UTI Assets or the related SUBI Assets, as applicable, then held by the Servicer shall be immediately so deposited and all such future collections shall be so remitted by the Servicer to the appropriate account in accordance with this Agreement or the related SUBI Servicing Supplement, as applicable, on a daily basis within two Business Days after receipt thereof. Each SUBI Servicing Supplement shall also provide (i) the terms on which any other funds received by any Servicer, including funds transferred from any of the SUBI Collection Accounts to the extent of (1) the net investment value (as recorded on the books of the Titling Trust) of any Contracts and Leased Vehicles allocated to a SUBI in a Trust Asset Transfer, (2) reimbursement of any Servicer Advances provided for in any Securitized Financing with respect to such SUBI or (3) funding for such SUBI's share of any allocable Titling Trust Expenses will be deposited by the Servicer into the Lease Funding Account (or transferred directly to the Servicer, Grantor or UTI Beneficiary directly, as appropriate) and (ii) whether and under what circumstances any other funds received by the Servicer with respect to a SUBI Asset, including income with respect to any investment made in any SUBI Account, shall be deposited by the Servicer into an appropriate SUBI Account.

     (c) Except as otherwise provided in Section 7.03, a UTI Supplement or a SUBI Supplement, all Titling Trust Expenses shall be paid out of the Lease Funding Account or from monies held by the Servicer and allocable thereto or distributable in respect thereof, including: (i) any reimbursement due to the Servicer for payments from its own operating accounts in order to fund (A) amounts due to Dealers in payment for the assignment to the Titling Trustee of Contracts and Leased Vehicles occurring prior to the Titling Trustee's notice to the Servicer to cease acquiring Contracts and Leased Vehicles on behalf of the Titling Trustee given pursuant to Section 7.02(c)(ii) and (B) any other Advances made by the Servicer with the consent of the Titling Trustee (to be given at the direction of the UTI Beneficiary or in accordance with the terms of any Securitized Financing), with respect to any Contract or Leased Vehicle, (ii) Servicer fees (and expenses, if any, not covered by the Servicer fee under any SUBI Servicing Supplement), (iii) Titling Trustee fees and expenses and (iv) other Titling Trust Expenses, if any; provided, however, that, to the extent that any Liability of the Titling Trustee or any Beneficiary is incurred in respect of Affected Trust Assets allocated to one or more Sub-Trusts, then such Liability shall be borne in accordance with
Section 3.04, and the Titling Trustee, at the direction of the Servicer, shall transfer periodically from the related SUBI Collection Accounts to the Lease Funding Account each Sub-Trust's appropriate share of such aggregate Liabilities of the Titling Trust.

     Prior to the funding of the Lease Funding Account from collections on outstanding Contracts or otherwise, the UTI Beneficiary will advance monies to fund the origination of Contracts as described in the UTI Supplement. The UTI Supplement or any SUBI Supplement may provide that all or any portion of the collections on the related UTI Assets or SUBI Assets will be deposited in the Lease Funding Account or the related SUBI Lease Funding Account for a period of time specified therein. Prior to the creation of a SUBI, the expenses of the Titling Trust will be advanced by the UTI Beneficiary or funded from collections on the Contracts in the UTI Portfolio, as more fully described in the UTI Supplement. Thereafter, during any period during which there are no monies on deposit in the Lease Funding Account, expenses of the Titling Trust will be advanced by the UTI Beneficiary as and to the extent provided in the UTI Supplement and each SUBI Supplement.

     (d) All or a portion of the funds deposited into the Lease Funding Account shall be separately invested by the Titling Trustee from time to time at the direction of the UTI Beneficiary or its designee in any of the Permitted Investments; provided, however, that should the terms of any Securitized Financing impose any more stringent limits on the types or tenors of permitted investments in the Lease Funding Account than are provided for in the definition of Permitted Investments, such limits shall apply thereto for the period specified in the related Transaction Documents. The Servicer is hereby made the designee of the UTI Beneficiary for such purpose. All income, gain or loss from investment of monies in the Lease Funding Account shall, unless otherwise specified in the Transaction Documents with respect to any Securitized Financing, be for the account of the UTI Beneficiary; provided that each such investment shall be made in the name of the Titling Trustee, its nominee or its Financial Intermediary. If at any time the relevant Beneficiary or its designee shall not have given the Titling Trustee a timely investment directive with respect to any account, the Titling Trustee shall invest and reinvest any monies in such account(s) in a mutual fund offered by the Trust Agent meeting the requirements of clause (i) of the definition of Permitted Investments.

     SECTION 7.02   RELATIONSHIP TO SECURITIZED FINANCINGS.

     (a) All funds in each SUBI Collection Account (other than any DE MINIMIS amount necessary to maintain the account), however derived, to the extent not required to fund that SUBI's share of Trust Liabilities or to fund any Trust Asset Transfer into that SUBI Sub-Trust as provided for in the related SUBI Supplement, shall be reinvested or paid out in accordance with the terms and provisions hereof or of such SUBI Supplement.

     (b) A UTI Pledge shall be recognized by the Titling Trustee for purposes of this Agreement only if the UTI Beneficiary shall have given the Titling Trustee written notice of such UTI Pledge and the name and address of the related pledgee. During any period in which the Titling Trustee has neither received notice from any pledgee of a UTI Pledge nor otherwise obtained actual knowledge to the effect that (i) there is any sum due with respect to any Securitized Financing secured by a UTI Pledge not otherwise timely paid by a UTI Beneficiary (after any applicable grace period), or (ii) there is any outstanding and uncured other default by a UTI Beneficiary with respect to any such Securitized Financing (after any applicable grace period), the Titling Trustee, promptly upon receipt of a written demand therefor accompanied by a determination by such UTI Beneficiary (or any Servicer on its behalf) as to the amount of Excess Funds, shall pay out to such UTI Beneficiary upon its request the Excess Funds so requested.

     (c) During any period as to which the Titling Trustee either has received notice from any pledgee of a UTI Pledge or otherwise has obtained actual knowledge that either of the defaults described in Sections 7.02(b)(i) and (ii) has occurred and is continuing, the Titling Trustee shall (i) not create any new SUBI, (ii) direct each Servicer not to accept any further assignments on behalf of the Titling Trustee of Contracts or Leased Vehicles (other than as provided for in Sections 7.03 and 7.04), and (iii) distribute to such pledgee of a UTI Pledge, on demand, all Excess Funds that would otherwise be distributable to the UTI Beneficiary.

     SECTION 7.03   SUBI LEASE FUNDING ACCOUNTS.

     In the event that for any reason (a) (i) a different Servicer shall be engaged by the Titling Trustee to manage one or more SUBI Portfolios, on the one hand, and the UTI Portfolio, on the other hand, or (ii) circumstances with respect to any Securitized Financing secured by a UTI Pledge are such that (A) the Titling Trustee has given to any Servicer the notice provided for in Section

7.02(c)(ii) or (B) if there is any outstanding UTI Pledge, the Titling Trustee is notified that a Trust Asset Transfer into one or more SUBI Sub-Trusts would cause a borrowing base deficiency (as defined in the documents related to such Securitized Financing) to occur in any Securitized Financing secured by a UTI Pledge, and (b) at such time the Titling Trustee, acting pursuant to any SUBI Supplement or SUBI Servicing Supplement, would otherwise be causing its Servicer to effect Trust Asset Transfers from the UTI Sub-Trust into one or more SUBI Sub-Trusts: (1) the Titling Trustee shall establish and maintain in its name for each SUBI a separate SUBI Lease Funding Account, (2) to the extent that the Titling Trustee would, but for the conditions set forth in the foregoing clauses (a) and (b), cause the transfer from any SUBI Collection Account to the Lease Funding Account in connection with any Trust Asset Transfer, the Titling Trustee shall instead cause the transfer of such funds from that SUBI Collection Account to the SUBI Lease Funding Account established with respect to that SUBI, (3) the Titling Trustee shall direct the Servicer then servicing the respective SUBI Portfolio to acquire on behalf of the Titling Trust, for the account of that SUBI Sub-Trust rather than for the UTI Sub-Trust, Contracts and Leased Vehicles from Dealers, and (4) the Titling Trustee shall apply any such funds in any such SUBI Lease Funding Account directly to reimburse the Servicer then servicing that SUBI Portfolio for any payments made by it to Dealers in respect of such Contracts and Leased Vehicles. In the event that Contracts and Leased Vehicles are being acquired by any Servicer(s) on behalf of the Titling Trustee (on behalf of the Titling Trust) both with respect to the UTI Sub-Trust and any SUBI Sub-Trust simultaneously, the Titling Trustee shall first allocate all such Contracts and Leased Vehicles to the SUBI Sub-Trusts until funds available for such purpose in any SUBI Lease Funding Account shall be exhausted and then shall allocate all remaining Contracts and Leased Vehicles to the UTI Sub-Trust.

     SECTION 7.04   REBALANCING AFTER THIRD PARTY CLAIM.

     To the extent that a third party claim against Titling Trust Assets is satisfied out of Titling Trust Assets in proportions other than as provided in Section 3.04, then, notwithstanding anything to the contrary contained herein, the Titling Trustee shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Titling Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts so that each shall bear the expense of the third party claim as nearly as possible as if the burden of such claim had been allocated as provided in Section 3.04.

                                 ARTICLE VIII
                                 TERMINATION

     SECTION 8.01   TERMINATION OF THE TITLING TRUST.

     (a) This Agreement and the Titling Trust shall terminate upon the last to occur of (i) the payment to the Beneficiaries and each permitted purchaser, assignee and pledgee thereof of interests in the Titling Trust of all amounts and obligations required to be paid to them, and the expiration or termination of all Securitized Financings by their respective terms, and
(ii) the maturity or liquidation and the disposition of all Titling Trust Assets and the disposition to the Beneficiaries or their permitted purchasers, assignees or pledgees of all net proceeds thereof. Notwithstanding the foregoing, in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of this Agreement.

     (b) Upon the termination of the Titling Trust, (i) after satisfaction of all creditors, if any, of the Titling Trust, the Titling Trustee shall distribute the Titling Trust Assets to the Beneficiaries in accordance with this Agreement and the outstanding UTI Supplements and SUBI Supplements; (ii) the Beneficiaries to whom such Titling Trust Assets are distributed shall retitle or cause to be retitled any Leased Vehicles so distributed to those Beneficiaries and shall pay or cause to be paid all applicable titling and registration fees and taxes; and (iii) the Titling Trustee shall file or cause to be filed a certificate of cancellation with the Delaware Secretary of State pursuant to Section 3810(c) of the Delaware Act.

     SECTION 8.02 TERMINATION AT THE OPTION OF BENEFICIARY. Notwithstanding the provisions of Section 8.01, the Titling Trust shall be deemed terminated, solely with respect to the Titling Trust Assets allocated to the related Sub-Trust, and not as to any of the Titling Trust Assets allocated to any other Sub-Trust, upon the written direction to the Titling Trustee by any Beneficiary with respect to such Sub-Trust to revoke and terminate such portion of the Titling Trust. Upon such termination of the Titling Trust with respect to such a Sub-Trust, the Titling Trustee shall distribute to the Beneficiary for such Sub-Trust all Titling Trust Assets allocated to such Sub-Trust and shall cause the Certificates of Title to the Leased Vehicles allocated to such Sub-Trust to be issued in the name of, or at the direction of, such Beneficiaries. The Beneficiary to whom such Titling Trust Assets are distributed shall then pay or cause to be paid all applicable titling and registration fees and taxes.

     SECTION 8.03 TITLING TRUSTEE ACTIONS UPON TERMINATION. Upon termination of this Agreement, the Titling Trust and/or one or more Sub-Trusts pursuant to Section 8.01 or 8.02, the Titling Trustee shall take such action as may be requested by any Beneficiary to transfer the related Titling Trust Assets to such Beneficiary or such other Person as such Beneficiary may designate, including the execution of the assignment forms on the Certificates of Title and any other instruments of transfer and assignment with respect to the Leased Vehicles.

                                    ARTICLE IX
                             MISCELLANEOUS PROVISIONS

     SECTION 9.01 AMENDMENT. Prior to the first Securitized Financing, this Agreement may be amended by written agreement between the UTI Beneficiary and the Titling Trustee to correct or supplement any provision in this Agreement, to cure any ambiguity, and to add, change or eliminate any other provision of this Agreement with respect to matters or questions arising under this Agreement. After the first Securitized Financing, any such amendment shall also require such additional approvals, if any, as are required under documents relating to each Securitized Financing.

     SECTION 9.02 GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of California, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 9.03 NOTICES. All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or telecopier, and addressed in each case as follows: (a) if to the Grantor or UTI Beneficiary, at Toyota Motor Credit Corporation, 19001 S. Western Avenue, Torrance, California 90509, Attention: Corporate Treasury Manager (Telecopier No. (310) 787-6194), (b) if to the Titling Trustee, at TMTT, Inc., care of First Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention: Corporate Trust Office (at Telecopier No. (312) 228-9401), and (c) if to the Trust Agent, First Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention:
Corporate Trust Office (at Telecopier No. (312) 228-9401) or at such other address as shall be designated by the Grantor or Beneficiary, the Titling Trustee or the Trust Agent in written notice to the other parties hereto. Delivery shall occur only upon actual receipt or rejected tender of such communication by an officer of the recipient entitled to received such notices located at the address of such recipient for notices hereunder. A copy of all notices to the Titling Trustee shall be delivered to First Bank National Association for so long as it is a Trust Agent.

     SECTION 9.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificates or the rights of the holders thereof.

     SECTION 9.05 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     SECTION 9.06 SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their permitted successors and assigns and the Beneficiaries and their respective permitted successors and assigns. Any request, notice, direction, consent, waiver or other instrument or action by a Beneficiary shall bind the successors and assigns of such Beneficiary.

    SECTION 9.07 TABLE OF CONTENTS AND HEADINGS. The Table of Contents and Article and Section headings are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     IN WITNESS WHEREOF, TMCC, the Titling Trustee and, solely for the limited purposes set forth herein, First Bank National Association, as Trust Agent, have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              TOYOTA MOTOR CREDIT CORPORATION, as Grantor,
                              Initial Beneficiary and Servicer


                              By:
                                 -----------------------------------------
                                     Name:
                                     Title:



                              TMTT, Inc., as Titling Trustee


                              By:
                                 -----------------------------------------
                                     Name:
                                     Title:


                              FIRST BANK NATIONAL ASSOCIATION,
                                 as Trust Agent



                              By:
                                 -----------------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT A

                             CERTIFICATE OF TRUST OF

                               TOYOTA LEASE TRUST

     THIS Certificate of Trust of Toyota Lease Trust (the "Titling Trust"), dated as of September 24, 1996, is being duly executed and filed by First Bank National Association, a national banking association, as Trust Agent, and TMTT, Inc., a Delaware corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code Sections 3801 et seq.).

          1. NAME. The name of the business trust formed hereby is Toyota Lease Trust.

          2. DELAWARE TRUSTEE. The name and business address of the trustee of the Titling Trust in the State of Delaware is TMTT, Inc., 1209 Orange Street, Wilmington, New Castle County, Delaware.

          3. SERIES TRUST. The Titling Trust shall be a series trust and the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Titling Trust generally.

           4. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Titling Trust, have executed this Certificate of Trust as of the date first-above written.

                              FIRST BANK NATIONAL ASSOCIATION,
                                 As Trust Agent


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:


                              TMTT, INC., as Titling Trustee


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT B

                             FORM OF UTI SUPPLEMENT

                                                                      EXHIBIT C

                             FORM OF SUBI SUPPLEMENT

                         ANNEX OF DEFINITIONS

    Unless otherwise specified in the agreement to which this Annex of Definitions is attached, the following terms have the indicated meanings. Terms defined herein but not directly or indirectly used or referenced in the agreement to which this Annex of Definitions is attached shall not be deemed to have any meaning or significance with respect to such agreement.

    "ADDITIONAL LOSS CONTRACT" means, with respect to any SUBI Portfolio, a Contract included in such SUBI Portfolio that has been sold or otherwise disposed of to pay an Additional Loss Amount with respect to the related SUBI.

    "ADMINISTRATIVE EXPENSE" means any reasonable administrative cost or expense associated with any relevant Securitization Trust and the Titling Trust, as the context indicates, including reasonable fees and expenses of attorneys and accountants.

    "ADMINISTRATIVE LIEN" means any first lien specified upon any Certificate of Title as deemed necessary and useful by the Servicer or the UTI Beneficiary to provide for delivery of title documentation to the Titling Trustee or its designee.

    "ADMINISTRATIVE LIENHOLDER" means the Person or Persons identified as such from time to time to the Titling Trustee by the Servicer and in whose name one or more Administrative Liens are specified on Certificates of Title.

    "ADVANCE" if a Transaction Document specifies that Advances are to be made, unless otherwise provided in such Transaction Document, means an advance to be made by the Servicer on the date specified in such Transaction Document in respect of the related SUBI Collection Period and with respect to each outstanding Contract that is included in the related SUBI Portfolio as to which the scheduled Monthly Payment is delinquent or as to which payments have been deferred by the Servicer which deferrals have resulted in any diminution of the amount of Collections received in connection therewith relative to the originally scheduled Monthly Payments, each such advance to be in an amount equal to the aggregate amount of the Monthly Payments due thereon during such SUBI Collection Period but not received during such SUBI Collection Period.

    "AFFECTED TRUST ASSETS" means a discrete Titling Trust Asset or group of Titling Trust Assets impacted by any Liability (including contract, tort or tax claims relating to one or more specific Contracts or Leased Vehicles) as described in Section 3.04 of the Titling Trust Agreement.

    "AFFILIATE" means, as to any Person, any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan) or (ii) is an officer or director of such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (x) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

    "AUTHORIZED NEWSPAPER" means a newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

    "BENEFICIARY" means the UTI Beneficiary or any holder of a UTI Certificate or SUBI Certificate, including any trust formed with respect to a Securitized Financing but excluding the Titling Trustee, any Trust Agent, or any trustee or trust agent with respect to a Securitized Financing or UTI Pledge.

    "BOOKED RESIDUAL VALUE" means the stipulated fair market value of a Leased Vehicle as of the Maturity Date of the related Contract, each as set forth on the face of such Contract at the time of origination or, with respect to a Contract for which the Maturity Date of such Contract has been extended by the Servicer, the stipulated fair market value of the related Leased Vehicle as of such extended Maturity Date.

    "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, Chicago, Illinois or Los Angeles, California are authorized or obligated by law, executive order or governmental decree to be closed.

    "CERTIFICATE OF TITLE" means a certificate of title or other evidence of ownership of a Leased Vehicle issued by the Registrar of Titles in the respective jurisdiction in which such Leased Vehicle is registered, which Certificate of Title shall reflect as the owner of such Leased Vehicle "Toyota Lease Trust", "TMTT, Inc., as Trustee of Toyota Lease Trust" or such other similar designation as may be acceptable to any relevant Registrar of Titles.

    "CERTIFICATE OF TRUST" means the Certificate of Trust for the Titling Trust required to be filed with the office of the Secretary of State of the State of Delaware pursuant to Section 3810 of the Delaware Act, substantially in the form set forth in the Titling Trust Agreement.

    "CHARGED-OFF CONTRACT" means a Contract with respect to which (a) the related Leased Vehicle has been repossessed and sold or otherwise disposed of, or (b) the Contract has been written off by the Servicer in accordance with the Credit and Collection Policy's provisions for writing off lease contracts other than with respect to repossessions.

    "CLAIMS" means any losses, liabilities and expenses (including reasonable attorney's and other professional fees and expenses) incurred in connection with reasonable collection efforts or the defense of any suit or action.

    "CLASS" means all Certificates whose form is identical except for variation in denomination, principal amount or owner.

    "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

    "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

    "CLOSING DATE" means, with respect to any Securitized Financing, the date specified as such in the related Transaction Documents.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COLLECTION PERIOD" means, with respect to any Distribution Date, the calendar month preceding such Distribution Date.

    "COLLECTIONS" means with respect to any Collection Period, all net collections received in respect of the Contracts and Leased Vehicles during such Collection Period, including Monthly Payments (including Payments Ahead that represent Monthly Payments due during such Collection Period), Prepayments, Advances, Net Matured Leased Vehicle Proceeds, Net Repossessed Vehicle Proceeds and other Net Liquidation Proceeds, less (i) amounts representing Payments Ahead with respect to future Collection Periods, (ii) amounts retained by or paid to the Servicer in respect of outstanding Advances and (iii) Additional Loss Amounts in respect of such Collection Period.

    "COMMISSION" means the Securities and Exchange Commission, and any successor thereto.

    "CONTINGENT AND EXCESS LIABILITY INSURANCE POLICIES" means, collectively, the contingent liability insurance policies maintained or to be maintained by TMCC with third party insurers providing coverage for bodily injury and property damage suffered by third persons caused by the operation of any vehicle that is a Leased Vehicle, and each of the excess liability insurance policies maintained or to be maintained by TMCC with third party insurers providing excess insurance coverage as to such liabilities.

    "CONTRACT" means any of the fixed rate retail closed-end lease contracts (and all proceeds thereof) originated in connection with the lease of the Leased Vehicles that are or were originated by Dealers pursuant to and in conformity with Dealer Agreements between such Dealers and TMCC, the rights to which have been assigned to the Titling Trust, or the Titling Trustee on behalf of the Titling Trust, in accordance with such Dealer Agreements.

    "CONTRACT DOCUMENTS" means, with respect to each Contract, (i) the fully executed Contract, (ii) the related Certificate of Title (or the application therefor if the Certificate of Title has not been received), (iii) any written agreements modifying such Contract (including any written extension thereof), (iv) all related credit applications, factory invoices, Dealer worksheets, written records of certification of information provided in the credit application and odometer statements required by applicable law, (v) documents related to the provision of insurance and (vi) all other documents relating to such Contract and retained by the Servicer.

    "CONTRACT RECORD" means all data maintained by the Servicer (including, without limitation, computerized records), together with all operating software and appropriate documentation, relating directly to or maintained in connection with the servicing of the Contracts.

    "CORPORATE TRUST OFFICE" means, as of the date hereof, the office of the Titling Trustee or of the Securitization Trustee, as indicated by the context. Initially, the Corporate Trust Office of each of the Titling Trustee and the Securitization Trustee is located at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention: Corporate Trust Office. After the date of the attached agreement, Corporate Trust Office will mean the corporate trust office designated in writing to the Servicer and to the Beneficiaries by the Titling Trustee, Securitization Trustee or any successor thereto, as the case may be.

    "CREDIT AND COLLECTION POLICY" means those credit and collection policies and practices of the Servicer, as applied by the Servicer, with respect to the origination and servicing of Contracts and related Leased Vehicles as they may be amended, supplemented, or modified by the Servicer from time to time with the consent of the UTI Beneficiary.

    "CURRENT CONTRACT" means a Contract that is not a Charged-off Contract, a Matured Contract, a Liquidated Contract or an Additional Loss Contract.

    "DEALER" means a motor vehicle dealer, located in a State permitted by the Origination Criteria, that has entered into a Dealer Agreement.

    "DEALER AGREEMENT" means that certain Retail Motor Vehicle Lease Agreement substantially in the form to be attached as an exhibit to the UTI Supplement or in such other form as may be approved from time to time entered into between the Titling Trust and a Dealer setting forth the respective rights and obligations of the Titling Trust and the Dealer, acting as an independent contractor, with respect to the Dealer's entering into Contracts.

    "DELAWARE ACT" means the Delaware Business Trust Act 12 Del. Code, Sections 3801 ET SEQ.

    "DELAWARE PARTNERSHIP ACTS" means the Delaware Revised Uniform Limited Partnership Act and the Delaware Uniform Partnership Act, in each case as amended.

    "DETERMINATION DATE" means, with respect to any Distribution Date, the second Business Day prior to such Distribution Date.

    "DISCOUNTED CONTRACT" means a Contract with Lease Rate lower than the rate specified in the related SUBI Supplement.

    "DISCOUNTED PRINCIPAL BALANCE" means (i) with respect to any Discounted Contract, an amount equal to the present value of the sum of all remaining Monthly Lease Payments on such Contract paid on a timely basis, plus the Booked Residual Value of the related Leased Vehicle, calculated by discounting such Monthly Lease Payments by the Discount Rate, and (ii) with respect to any other Contract, its Outstanding Principal Balance at such time.

    "DISCOUNT RATE" means the per annum rate specified in the applicable SUBI Supplement.

    "DISTRIBUTION DATE" means, with respect to the UTI and a Collection Period, the twenty-fifth day of the following month, or if that day is not a Business Day, the next Business Day, beginning with October 25, 1997.

    "DTC" means The Depository Trust Company and its successors.

    "ELIGIBLE ACCOUNT" means (i) an account maintained with a federal or state chartered depository or trust institution, the short-term unsecured debt obligations of which have the Required Rating, (ii) a segregated trust account maintained with a depository or trust institution in its corporate trust department or (iii) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its rating of any related Rated Certificates, as evidenced by a letter from each Rating Agency.

    "ELIGIBLE CONTRACT" means a Contract as to which the following criteria Contract is originated and assigned by the relevant Dealer to the Titling Trust and, with respect to any Contract included or to be included in a specific SUBI Portfolio, any additional criteria specified in the related SUBI Supplement, are satisfied as of the date such Contract becomes an asset of such SUBI Portfolio:

        (a) that was originated (i) by a Dealer, (ii) in the ordinary course of its retail business, (iii) pursuant to a Dealer Agreement (if originated by a Dealer), and (iv) in compliance with the customary underwriting standards employed by the Grantor in originating leases for its own account;

        (b) which Contract and the related Leased Vehicle are free of all liens and other interests (including tax liens, mechanics liens and liens that arise by operation of law, but excluding any Administrative Lien);

        (c) that was originated in compliance with, and complies with, all material applicable legal requirements, including, to the extent applicable, the Federal Consumer Credit Protection Act (including the Consumer Leasing Act), as amended, Regulation M of the Board of Governors of the Federal Reserve System, as amended, all State leasing and consumer protection laws and all State and federal usury, fair credit billing, fair credit reporting, equal credit opportunity, and fair debt collection practices laws;

        (d) as to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained effected or given by the originator of such Contract in connection with (i) the origination of such Contract, (ii) the execution, delivery and performance by such originator of such Contract and (iii) the acquisition by the Titling Trust of such Contract and the related Leased Vehicle have been duly obtained, effected or given and were in full force and effect as of such date of creation or acquisition;

        (e) that is the legal, valid and binding full-recourse payment obligation of the Obligor thereunder, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

        (f) that, according to the records of the Grantor, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor thereunder to payment of the amounts due thereunder, and no such right of rescission, setoff, counterclaim or other defense has been asserted or threatened;

        (g) as to which each of the originating Dealer, the Servicer and the Titling Trust has satisfied all obligations required to be fulfilled on its part;

        (h)  that is payable solely in United States dollars in the United
    States;

        (i) the Obligor of which is a Person located in one or more of the States and is not the Grantor, the Transferor or any of their respective Affiliates;

        (j) that requires the Obligor thereunder to maintain in full force and effect during the term of such Contract a public liability and a comprehensive and collision physical damage Insurance Policy, with coverage in amounts not less than that required by applicable State law, and that, as a term of such Contract, requires such Insurance Policy to name the Titling Trust, the Titling Trustee or an agent of the Titling Trust on behalf of the Titling Trust as a "loss payee" and an "additional insured";

        (k) the related Leased Vehicle of which is titled in the name of the Titling Trust or the Titling Trustee on behalf of the Titling Trust (or properly completed applications for such title have been submitted to the appropriate titling authority) in a Trust State and all transfer and similar taxes imposed in connection therewith have been paid;

        (l) that is a closed-end lease contract having an original scheduled maturity of 60 months, will have been written for a "capitalized cost" (which may exceed the manufacturer's suggested retail price), plus a lease charge which is based on the imputed Lease Rate and will provide for equal monthly payments required to be made by the Obligor thereunder within 30 days after the billing date for such payment that, when allocated between principal and the lease charge at the Lease Rate on a constant yield basis, will be sufficient to amortize the capitalized cost over the term of the lease to an amount equal to the Booked Residual Value; provided that such Contract will allow the related lessee voluntarily to terminate such Contract by paying certain miscellaneous charges and a "payoff amount" equal to the sum of (i) unpaid Monthly Payments and any incidental charges owing under the Contract, less unearned lease charges and (ii) the Booked Residual Value, less (iii) the actual wholesale price or the wholesale price otherwise determined by TMCC in a commercially reasonable manner or by third party appraisal (if elected by the Obligor) realized upon the sale or other disposition of the related Leased Vehicle (including the amount of related Security Deposit, if any, actually applied to reduce any deficiency);

        (m) that is fully assignable and that does not require the consent of the Obligor thereunder as a condition to any transfer, sale or assignment of the rights of the originator under such Contracts;

        (n) that is a "true lease", as opposed to a lease intended as security, under the laws of the State in which it was originated as such laws relate to the perfection of security interests therein;

        (o) that meets the Origination Criteria and, in the case of any Contract included in a SUBI Portfolio, meets any Additional Origination Criteria specified in the related SUBI Supplement;

        (p) that was fully and properly executed by the parties thereto and, upon conveyance to the Titling Trust pursuant to the Titling Trust Agreement, shall have been validly assigned by the originating Dealer to the Titling Trust in accordance with the terms of the Dealer Agreement under which it was originated and immediately thereafter shall be owned by the Titling Trust;

        (q) that is substantially identical to one of the forms of Contract attached to the UTI Supplement (or such other form as may be approved from time to time by TMCC in the ordinary course of business);

        (r) as to which the information set forth in the Schedule of Contracts and Leased Vehicles with respect to such Contract and related Leased Vehicle as of such Cutoff Date is true and correct in all material respects;

        (s) the Obligor under which Contract, according to the records of the Servicer, has not filed or had filed against it any petition for relief, rearrangement of its debts or other protection from its creditors under any State or federal bankruptcy or insolvency laws, except as otherwise permitted by the Origination Criteria;

        (t) in respect of which the Grantor has taken no action such that such Contract has been satisfied, subordinated, amended, waived, restricted, rescinded, held to be invalid or unenforceable, altered or modified in any respect, except (i) to the extent that such action (A) does not render such Contract not in conformity with any other criteria for an Eligible Contract, and (B) was made in accordance with the Grantor's obligations under the Agreement, and (ii) if such action was made pursuant to a document, instrument or writing, such document, instrument or writing is included in the related Contract Documents;

        (u) as to which the Grantor, in accordance with its standard underwriting procedures, has independently reviewed and verified the accuracy of the material information contained in each of the related Contract application;

        (v) as to which, according to the records of the Grantor, no default, breach, violation or event permitting acceleration under the terms of the Contract exists, and no continuing condition that, with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Contract has arisen, the Grantor has not waived any of the foregoing, and the related Leased Vehicle has not been repossessed without reinstatement;

        (w) that has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Contract under its terms or pursuant to which transfers of the Contracts or of the related Certificates of Title are unlawful, void or voidable;

        (x) as to which there is only one executed original, which will be conveyed by the Dealer to the Titling Trustee or to the Grantor or Servicer as the agent of the Titling Trustee, in each case on behalf of the Titling Trust;

        (y)  that constitutes "chattel paper" as defined in the UCC;

        (z) that was originated without any fraud or misrepresentation on the part of the Grantor;

        (aa) as to which all taxes of any nature or description whatsoever relating thereto that are due and owing as of the date of origination have been paid or provided for in full except for (i) any state transfer taxes payable in connection with the transfer of any Contracts to the Titling Trustee and (ii) similar transfer taxes to which the Titling Trustee has consented to in writing; and

        (bb) as to which the related Leased Vehicle was a new vehicle (which may be a dealer demonstrator vehicle driven fewer than 20,000 miles) or used vehicle (four model years old or less at the time of origination of the related Contract, and which may be a certified used vehicle or manufacturers' program vehicle), whether an automobile, light duty truck, minivan or sports utility vehicle. As used in this clause (bb), certified used vehicle means a vehicle purchased by a dealer, reconditioned and certified to meet certain Toyota or Lexus required standards and sold or leased with an extended warranty, and manufacturers' program vehicle means a vehicle that has been sold to a rental car company, repurchased by the manufacturer and subsequently purchased by a dealer to sell or lease as a current model year or one year old used vehicles with 20,000 miles or less.

    "ELIGIBLE SERVICER" means TMCC or an entity that is servicing a portfolio of automobile and/or light truck retail installment lease contracts, that is legally qualified and has the capacity to service the Contracts and that has demonstrated the ability to service a portfolio of similar lease contracts professionally and competently in accordance with high standards of skill and care.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to refer also to any successor sections.

    "ERISA AFFILIATE" means each person (as defined in Section 3(9) of ERISA) which, together with the identified person, would be deemed to be a member of the same "controlled group" within the meaning of Section 414(b), (c), (m) and (o) of the Code or Section 4001 of ERISA.

    "EXCESS FUNDS" means, as of any date, the amount of funds in the Lease Funding Account or otherwise held by the Servicer or the Titling Trustee in respect of the UTI in excess of those (i) required to maintain the account to meet all existing Liabilities of the Titling Trust to be paid out of such account (after accounting for all transfers to be made from any SUBI Account on or before such date) and (ii) required to be retained in such account as reserves for reasonably anticipated Liabilities of the Titling Trust (after taking into account all transfers to be made to such Lease Funding Account out of any SUBI Account in respect of that SUBI's proportionate share of such anticipated Liabilities).

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "EXTENSION FEE" means, with respect to any Contract that has had its Maturity Date extended as contemplated in the Titling Trust Agreement or any SUBI Servicing Supplement, any payment required to be made by the Obligor in connection with such extension.

    "FDIC" means the Federal Deposit Insurance Corporation and its successors.

    "FINANCIAL INTERMEDIARY" means a financial intermediary, as such term is defined in Section 8-313(4) of the UCC.

    "FIRST BANK" means First Bank National Association, a national banking association.

    "FNMA" means the Federal National Mortgage Association and its successors.

    "FUNDING ADVANCE" means the amount of each advance of the face amount or any portion of a Contract (including with respect to any taxes, fees or charges payable to the related Dealer or any third party at the time of the funding thereof) made by the UTI Beneficiary or any agent thereof in connection with the funding of such Contract that has not previously been reimbursed thereto.

    "FUNDING ADVANCE REIMBURSEMENT AMOUNT" means, with respect to any Distribution Date, the aggregate amount of Funding Advances made during the related Collection period and not previously reimbursed to the UTI Beneficiary from Collections on the related Contracts or otherwise.

    "FUNDING ADVANCE REIMBURSEMENT DATE" means a Distribution Date on which a Funding Advance Reimbursement Amount is to be made.

    "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

    "GRANTOR" means TMCC in its capacity as Grantor.

    "INDEPENDENT" with respect to any specified Person means another Person who (a) is in fact independent of TMCC and any of its Affiliates; (b) does not have any direct financial interest or any material indirect financial interest in TMCC or any of its Affiliates; and (c) is not connected with TMCC or any of its Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is provided in the attached agreement that any Independent Person's opinion or certificate shall be furnished, such Independent Person shall be deemed to be Independent to the satisfaction of the recipient thereof if such opinion or certificate shall state that the signer has read this definition and that the signer is in fact Independent within the meaning hereof.

    "INDEPENDENT ACCOUNTANT" means an Accountant, who may also be the Accountant who audits the books of TMCC or any of its Affiliates, who is Independent with respect to TMCC and its Affiliates as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants.

    "INDEPENDENT DIRECTOR" means a director of the Transferor who shall at no time be (i) a director, officer, employee or former employee of the Transferor or any Affiliate thereof, (ii) a natural person related to any director, officer, employee or former employee of any the Transferor or any Affiliate thereof, (iii) a holder (directly or indirectly) of any voting securities of the Transferor or any Affiliate thereof, or (iv) a natural person related to a holder (directly or indirectly) of any voting securities of the Transferor or any Affiliate thereof.

    "INSOLVENCY  EVENT" means, with respect to any Person:

        (i) Such Person shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or such Person shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or such Person shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property, or shall make any assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

        (ii) any order for relief against such Person shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of such Person under any other similar applicable Federal Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of such Person or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered.

    "INSURANCE COSTS" means, with respect to any Insurance Policy, the premiums therefor, any deductibles and any coinsurance payments.

    "INSURANCE POLICIES" means any residual value insurance policy and any policy of comprehensive, collision, public liability, physical damage, personal liability, credit accident or health, credit life or unemployment insurance maintained by the Grantor, any Obligor under any Contract or any Affiliate of any such Person to the extent that any such policy covers or applies to any Contract, Leased Vehicle or the ability of any lessee under any Contract to make required payments with respect to a Contract or the related Leased Vehicle; provided that, with respect to any SUBI, "Insurance Policies" means only such of the foregoing policies as relate to the related SUBI Portfolio and, in the case of such insurance policies that relate to Contracts or related assets in more than one SUBI Portfolio, such policies only insofar as they, or the proceeds thereof, relate to Contracts or related assets included in the related SUBI Portfolio.

    "INTEREST COLLECTIONS" means with respect to any Collection Period, an amount equal to the amount by which Collections exceed Principal Collections with respect to such Collection Period.

    "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

    "LEASE FUNDING ACCOUNT" means the Lease Funding Account established and maintained in accordance with Section 7.01(a) of the Titling Trust Agreement.

    "LEASED VEHICLE" means the new or used (including any dealer demonstrator vehicle or manufacturers' program vehicle) automobile, minivan, sports utility vehicle or light duty truck, together with all accessories, additions and parts constituting a part thereof and all accessions thereto, which is the subject of a Contract.

    "LIABILITIES" means all losses, liabilities, claims, damages, expenses (including related reasonable legal and other professional fees and expenses), taxes, actions and suits of any kind.

    "LIEN" means any security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to property, as the context may require, by operation of law.

    "LIQUIDATED CONTRACT" means a Contract that has been the subject of a Prepayment in full or otherwise has been paid in full or, in the case of a Charged-off Contract, a Contract as to which the Servicer has determined that the final amounts in respect thereof have been paid.

    "LIQUIDATION EXPENSES" means reasonable out-of-pocket expenses (including related attorneys' fees and expenses) incurred by the Servicer in connection with the attempted realization of the full amounts due or to become due under any Contract, including expenses incurred in connection with the repossession of the related Leased Vehicle, the sale of such Leased Vehicle, whether upon its repossession or return (if such Contract is a Matured Contract), any collection effort (whether or not resulting in a lawsuit against the Obligor under such Contract) or any claim under an Insurance Policy.

    "LIQUIDATION PROCEEDS" means gross amounts received by the Servicer or the Titling Trustee, on behalf of the Titling Trust (before reimbursement for Liquidation Expenses), in connection with the realization of the full amounts due or to become due under any Contract, whether from the sale or other disposition of the related Leased Vehicle (without regard to whether such proceeds exceed the Booked Residual Value), the proceeds of any collection effort (whether or not resulting in a lawsuit against the Obligor under such Contract), the proceeds of recourse payments by Dealers, receipt of Insurance Proceeds, or collection of amounts due hereunder in respect of such Contract (including the application of Security Deposits) or otherwise.

    "MATURED CONTRACT" means any Contract that has reached its Maturity Date.

    "MATURED VEHICLE", as of any date, means any Leased Vehicle, the related Contract of which has reached its Maturity Date, and which Leased Vehicle has been returned to the Servicer on behalf of the Titling Trust (or the Titling Trustee on behalf of the Titling Trust), regardless of the status of the sale or disposition of such Leased Vehicle as of the date of such return.

    "MATURITY DATE" means, with respect to any Contract, the date on which the last scheduled Monthly Payment shall be due and payable, as such date may be extended in accordance with the provisions of the UTI Supplement and any applicable SUBI Servicing Supplement.

    "MONTHLY PAYMENT" means, with respect to any Contract, the amount of each fixed monthly payment payable to the Obligee of such Contract in accordance with the terms thereof, net of any portion of such monthly payment that represents collections allocable to payments to be made by the Obligor for sales taxes or similar items, and excluding any portion thereof relating to the payment of insurance premiums, late payment charges, extension fees or other similar items.

    "MONTHLY REMITTANCE CONDITIONS" means that (i) TMCC is the Servicer, (ii) either (a) TMCC's short-term unsecured debt is rated at least P-1 by Moody's and A-1 by Standard & Poor's (so long as Moody's and Standard & Poor's are Rating Agencies), or (b) certain arrangements are made that have been approved in writing by each Rating Agency that has rated any class of securities issued in connection with a Securitized Financing and (iii) no Early Amortization Event or Event of Servicing Termination as defined in any SUBI Supplement shall have occurred and be continuing.

    "MOODY'S" means Moody's Investors Service, Inc., and its successors.

    "OBLIGEE" means each Person who is the lessor under a Contract or the assignee thereof, including the Titling Trust or the Titling Trustee on behalf of the Titling Trust.

    "OBLIGOR" means the Person who is the lessee under a Contract.

    "OFFICER'S CERTIFICATE" means, with respect to any Person, a certificate signed by the President, any Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary thereof.

    "OPINION OF COUNSEL" means, with respect to any Person, a written opinion of counsel which counsel shall be reasonably acceptable to the indicated recipient; provided that, in the case of opinions to be delivered by TMCC or TLI, such counsel may be an employee of or outside counsel to the Transferor or the Servicer.

    "ORIGINATION CRITERIA" means, with respect to any Contract, the TMCC's written underwriting criteria in effect as of the date of origination of any specific Contract, and as the same may be amended, supplemented or modified from time to time by TMCC in the ordinary course of business.

    "OTHER PROCEEDS" means monies arising from the sale, exchange, lease, collection or other disposition of lease contracts and related leased vehicles or other receivables (other than the Contracts and Leased Vehicles) as to which the Servicer is acting as servicer.

    "OUTSTANDING PRINCIPAL BALANCE" means, with respect to any Contract as of any date, the amount to which the capitalized cost of a Contract has been amortized at any point in time, which will be an amount equal to (i) the sum of all Monthly Payments remaining to be made, including overdue Monthly Payments (provided, however, that Payments Ahead received but not yet applied are deemed to be Monthly Payments remaining to be made), less any unearned finance or other similar unearned lease charges relating to the period beginning after the next succeeding Payment Date on such Contract (determined on a constant yield basis) in accordance with the Servicer's usual practices, plus (ii) the Booked Residual Value of the related Leased Vehicle. The term "principal amount" and "principal balance" as used herein in relation to any Contract or Contracts shall refer, as of such date of determination, to the Outstanding Principal Balance of such Contract or Contracts computed as of such time.

    "PAYMENT AHEAD" means any payment of one or more Monthly Payments (not constituting a Prepayment) remitted by an Obligor with respect to a Contract in excess of the Monthly Payment due with respect to such Contract, which sums the Obligor has instructed the Servicer to hold and apply to Monthly Payments due in one or more immediately subsequent calendar months.

    "PAYMENT DATE" means, as to each Contract, the date each month therein set forth as the date Monthly Payments are due.

    "PERMITTED INVESTMENTS" means any one or more of the following instruments, obligations or securities, in each case subject to any further criteria specified in the related SUBI Supplement:

    (a) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

    (b) general obligations of or obligations guaranteed by FNMA or any state of the United States, the District of Columbia or the Commonwealth of Puerto Rico then rated the highest available credit rating of each Rating Agency for such obligations;

    (c) certificates of deposit issued by any depository institution or trust company (including any Securitization Trustee) incorporated under the laws of the United States or of any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company are then rated the highest available rating of each Rating Agency for such obligations;

    (d) certificates of deposit, demand or time deposits of, bankers acceptances issued by, or federal funds sold by any depository institution or trust company (including any Securitization Trustee) incorporated under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities and the deposits of which are fully insured by the Federal Deposit Insurance Corporation, so long as at the time of such investment or contractual commitment providing for such investment either such depository institution or trust company has the Required Rating or such Securitization Trustee shall have received a letter from each Rating Agency to the effect that such investment would not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates;

    (e) certificates of deposit issued by any bank, trust company, savings bank or other savings institution and fully insured by the FDIC;

    (f) repurchase obligations held by any Securitization Trustee that are acceptable to the Securitization Trustee with respect to any security described in clauses (a), (b) or (g) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (d) above; PROVIDED, HOWEVER, that repurchase obligations entered into with any particular depository institution or trust company (including such Securitization Trustee) will not be Permitted Investments to the extent that the aggregate principal amount of such repurchase obligations with such depository institution or trust company held by such Securitization Trustee on behalf of the related Securitization Trust or of all of the Titling Trust Assets shall exceed 10% of either the Aggregate Net Investment Value or the aggregate unpaid principal balance or face amount, as the case may be, of all Permitted Investments so held thereby;

    (g) interests in any open-end or closed-end management type investment company or investment trust (i) registered under the Investment Company Act, the portfolio of which is limited to the obligations of, or guaranteed by, the United States and to agreements to repurchase such obligations, which agreements, with respect to principal and interest, are at least 100% collateralized by such obligations marked to market on a daily basis and the investment company or investment trust shall take delivery of such obligations either directly or through an independent custodian designated in accordance with the Investment Company Act and (ii) acceptable to each Rating Agency (as approved in writing by each Rating Agency) as collateral for securities having ratings equivalent to the ratings of the Rated Certificates on the Closing Date;

    (h) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State so long as at the time of such investment or contractual commitment providing for such investment (i) the long-term, unsecured debt of such corporation has the highest available rating from each Rating Agency, (ii) such corporation is TMCC and TMCC's long term debt obligations shall at such time have rating of at least - from Standard & Poor's and at least - from Moody's, and TMCC's short term debt obligations shall at such time have rating of at least - from Standard & Poor's and at least - from Moody's or (iii) a Securitization Trustee shall have received a letter from each Rating Agency to the effect that such investment would not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates or commercial paper or other short-term debt having the Required Rating;

    (i) money market funds so long as such funds are rated Aaa by Moody's (so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency), and any other fund for which a Securitization Trustee or an Affiliate of such Securitization Trustee serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, provided that any shares of such funds have a credit rating of at least Aaa by Moody's (so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency) and notwithstanding that (i) such Trustee or Affiliate charges and collects fees and expenses from such funds for services rendered, (ii) such Trustee charges and collects fees and expenses for services rendered pursuant to the related Securitization Trust Agreement or under the Trust Agency Agreement and (iii) services performed for such funds and pursuant to either such Agreement may converge at any time. Each of the Transferor and the Servicer hereby specifically authorizes each such Trustee or Affiliate thereof to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses such Trustee may charge and collect for services rendered pursuant to either such Agreement; and

    (j) such other investments acceptable to each Rating Agency (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates by such Rating Agency;

provided that each of the foregoing investments shall mature no later than the day specified in the related SUBI Supplement, and shall be required to be held to such maturity.

    None of the foregoing will be considered a Permitted Investment if:

     (i) it constitutes a certificated security, bankers' acceptance, commercial paper, negotiable certificate of deposit or other obligation that constitutes an "instrument" within the meaning of Section 9-105(1)(i) of the UCC and is susceptible of physical delivery unless it is transferred to the Titling Trustee, a Securitization Trustee or its Financial Intermediary in accordance with Sections 8-313(1)(a), 8-313(1)(d)(i) or 8-313(1)(g) of the UCC, and such Trustee obtains evidence that any such property that is in registrable form has been registered in its name or the name of its Financial Intermediary, its custodian or its nominee;

      (ii) it constitutes a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, unless, in accordance with applicable law, (A) a book-entry registration thereof is made to an appropriate book-entry account maintained with a Federal Reserve Bank by the Titling Trustee, a Securitization Trustee or by a custodian therefor,
             (B) a deposit advice or other written confirmation of such book-entry registration is issued to such Trustee or custodian,
             (C) any such custodian makes entries in its books and records identifying such book-entry security is held through the Federal Reserve System pursuant to federal book-entry regulations and belongs to such Trustee and indicating that such custodian holds such Permitted Investment solely as agent for such Trustee, (D) such Trustee makes entries in its books and records establishing that it holds such security solely as Titling Trustee or Securitization Trustee for the Titling Trust or the related Securitization Trust, as the case may be, and (E) any additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership thereof to such Trustee are satisfied, consistent with changes in applicable law or regulations or the interpretation thereof; or

      (iii) it constitutes an uncertificated security under Article 8 of the UCC that is not governed by clause (ii) above, unless the transfer to, and ownership thereof by, the Titling Trustee or Securitization Trustee, its Financial Intermediary, its custodian or its nominee by the issuer of such security is registered by the issuer thereof.

    Notwithstanding anything to the contrary contained in this definition, no Permitted Investment may be purchased at a premium and no Permitted Investment shall be an interest only instrument. Any of the foregoing which constitutes an uncertificated security shall not be considered a Permitted Investment if: (i) a notation of the right of the issuer thereof to a lien thereon is contained in the initial transaction statement therefor sent to the Titling Trustee; (ii) the Titling Trustee has notice or actual knowledge of (A) any restriction on the transfer thereof imposed by the issuer thereof, or (B) any adverse claim, or a notation of any such restriction or of any specific adverse claim as to which the issuer has a duty under the law of the state in which the Corporate Trust Office is located at the time of registration is contained in the initial transaction statement therefor sent to the Titling Trustee; or (iii) to the Titling Trustee's actual knowledge, a creditor has served legal process upon the issuer thereof at its chief executive office in the United States which legal process attempts to place a Lien thereon prior to the registration thereof in the name of the Titling Trustee.

    For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation (excluding any "+" signs associated with such rating), or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any Rated Certificates by such Rating Agency.

    "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated association, Governmental Authority or any other entity.

    "PLAN" means an "employee benefit plan," as such term is defined in
Section 3(3) of ERISA.

    "PREPAYMENT" means, with respect to any Contract other than a Charged-off Contract, payment to the Servicer of 100% of the Outstanding Principal Balance of such Contract together with all accrued and unpaid lease charge or interest thereon.

    "PRINCIPAL COLLECTIONS" means with respect to any Collection Period, all Collections allocable to the principal component of any Contract (including any payment in respect of the related Leased Vehicle, other than any payment as to which a Loss Amount has been realized and allocated during any prior Collection Period), discounted to the extent such Contract is a Discounted Contract, and shall include for each Collection Period during the Revolving Period, amounts otherwise allocable or distributable to Certificateholders on the related Monthly Allocation Date as reimbursement of Loss Amounts allocable to the Investor Interest.

    "RATED CERTIFICATES" means each Class of Certificates that has been rated by a Rating Agency at the request of the Transferor.

    "RATING AGENCY" means each nationally recognized statistical rating organization that rates a security in a Securitized Financing at the request of the Grantor as of the related Closing Date at the request of the Transferor and continues to do so.

    "RECORD DATE" means, with respect to each Distribution Date, (i) in the case of the Class A Certificates, the calendar day immediately preceding such Distribution Date (or, if Definitive Certificates have been issued, the last day of the immediately preceding calendar month) and (ii) in the case of the Class B Certificates, the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

    "REGISTRAR OF TITLES" means any applicable department, agency or official in a State responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon.

    "REQUIRED AMOUNT" means, with respect to any Distribution Date, the amount by which Interest Collections allocable to the Investor Interest for the related Collection Period are insufficient to pay the amounts set forth in Section 3.02 (b) of the Securitization Trust Agreement including, among other things, (i) accrued and unpaid interest on the Certificates, (ii) overdue interest (with interest accrued thereon during such Collection period at the applicable Certificate Rate, to the extent lawful) and (iii) any Loss Amount for such Collection Period allocable to the Investor Interest, together with interest accrued thereon through the related Collection Period at the applicable Certificate Rate.

    "REQUIRED RATING" means a rating on commercial paper or other short term unsecured debt obligations of Prime-1 by Moody's so long as Moody's is a Rating Agency and A-1+ by Standard & Poor's so long as Standard & Poor's is a Rating Agency; and any requirement that deposits or debt obligations have the "Required Rating" shall mean that such deposits or debt obligations have the foregoing required ratings from Moody's and Standard & Poor's.

    "RESIDUAL UTI CERTIFICATE" has the meaning set forth in Section 11.02 of the UTI Supplement.

    "RESIDUAL UTI UNIT" has the meaing set forth in Section 11.01 of the UTI Supplement.

    "RESIDUAL VALUE" means the actual Liquidation Proceeds, net of Liquidation Expenses, received with respect to the disposition of any Leased Vehicle, whether at maturity of the related Contract or otherwise, and whether or not such Residual Value exceeds the Booked Residual Value.

    "RESIDUAL VALUE INSURANCE POLICY" means Residual Value Insurance Policy number _______________ issued on _______________ by ________________, in favor of TMCC and naming the Titling Trust as additional insured.

    "RESPONSIBLE OFFICER" means an officer of the Titling Trustee or Securitization Trustee assigned to the relevant Corporate Trust Office, including the President, any Vice President, any trust officer, the corporate Secretary and any assistant corporate Secretary or any other officer performing functions similar to those performed by the persons who at the time shall be such officers, and any other officer thereof to whom a matter is referred because of his or her knowledge of and familiarity with the particular subject.

    "SCHEDULE OF CONTRACTS AND LEASED VEHICLES" means the list of Contracts and related Leased Vehicles, on microfiche, microfilm or hard paper copy, that are included as Titling Trust Assets in the Titling Trust, as such list may be revised and supplemented from time to time (which Schedules may be prepared on either a cumulative or additive basis) pursuant to Section 5.01 of the 1997-A Servicing Supplement, and which shall set forth the following information with respect to each such Contract in separate columns:

              Contract Number
              Date of Origination
              Maturity Date
              Monthly Payment
              Original Principal Balance
              Outstanding Principal Balance as of the last day of the
                   immediately preceding calendar month
              Booked Residual Value
              Security Deposit
              Sub-Trust to which Contract is assigned
              Vehicle Identification Number
              Model Year
              Make
              Model

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SECURITIZED FINANCING" means (i) any financing transaction of any sort undertaken by the related Beneficiary based on or secured by, directly or indirectly, Titling Trust Assets, the UTI or any UTI Unit, any SUBI or any interest in any of the foregoing, (ii) any sale by a Beneficiary of any interest in one or more SUBIs or (iii) any other asset securitization, secured loan or similar transaction involving Titling Trust Assets or any beneficial interest therein or in the Titling Trust.

    "SECURITY DEPOSIT" means the security deposit, reconditioning reserve or similar deposit paid by an Obligor at the time of origination of the related Contract; provided that the Titling Trust Assets shall includeSecurity Deposits such deposits only to the extent actually applied to cover excess wear and tear charges or may otherwise lawfully be retained by the Titling Trust as lessor or its agents in respect of fees, charges or reimbursable advances, payments or expenses thereby under the related Contract.

    "SERVICER" means TMCC, in its capacity as servicer under the Titling Trust Agreement and any relevant Servicing Supplement, or any successor to TMCC in such capacities.

    "SERVICER EXPENSES" means all reasonable amounts expended by the Servicer in connection with its performance of its duties under the Titling Trust Agreement, including those incurred in connection with the preparation, execution and delivery of all legal documentation relating to the formation of the Titling Trust and the servicing of the UTI Assets prior to the creation of the first SUBI, the making of any requisite license or other applications, filings and related filing fees in connection with the commencement of origination of leases and the recordation of related certificates of title in the name of the Titling Trust and the perfection of security interests therein or the registration of any offering of securities in any Securitized Financing, the costs and expenses of preparing and delivering servicing, tax and other reports as set forth in the Titling Trust Agreement and the costs and expenses of providing any monitoring, billing and collection services with respect thereto, in each case including any reasonable attorneys' fees and expenses, and in each case excluding any costs and expenses to be paid out of the Servicing Fee specified in any supplement to the Titling Trust Agreement.

    "SERVICER REIMBURSEMENT" means the amount of any required reimbursement to the Servicer of Servicer Expenses on a Closing Date or Distribution Date as set forth in the related SUBI Servicing Supplement.

    "SERVICER'S CERTIFICATE" means an certificate of an officer or other authorized signatory of the Servicer completed and executed pursuant to
Section 5.01(b) of the related SUBI Servicing Supplement.

    "SERVICING FEE" means (a) prior to the creation of the first SUBI, zero and (b) after the creation of the first SUBI, the sum of each SUBI Servicing Fee specified in a SUBI Supplement plus (i) during any UTI Collection Period for which TMCC is the Servicer, 1.00% of the outstanding balances of the Contracts in the UTI Portfolio and (ii) during any UTI Collection Period for which TMCC is not the Servicer, -% the outstanding balances of the Contracts in the UTI Portfolio during any UTI Collection Period for which TMCC is no longer the Servicer.

    "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Incorporated, and its successors.

    "STATE" means any state of the United States, the District of Columbia and the Commonwealth of Puerto Rico in which, pursuant to the Origination Criteria, an Eligible Contract may be originated.

    "SUBI" means any "special unit of beneficial interest" in the Titling Trust comprised of a beneficial interest in a SUBI Sub-Trust.

    "SUBI ACCOUNT" means, with respect to a SUBI, the SUBI Collection Account or the SUBI Lease Funding Account that is established and maintained in connection therewith in accordance with Section 7.01(a) of the Titling Trust Agreement.

    "SUBI ASSETS" means, with respect to any SUBI, those Titling Trust Assets that are identified as relating to and allocated to such SUBI by the Titling Trustee upon the written direction of the UTI Beneficiary pursuant to the Titling Trust Agreement and related SUBI Supplement.

    "SUBI BENEFICIARY" means any Beneficiary that is a Beneficiary because it is the holder or pledgee of a SUBI Certificate.

    "SUBI CERTIFICATE" means, with respect to a SUBI, each of the certificates evidencing such SUBI, substantially in the form included as an exhibit to each SUBI Supplement, executed and delivered pursuant to the related SUBI Supplement.

    "SUBI COLLECTION ACCOUNT" means, with respect to a SUBI, any account denominated as such that is established and maintained in accordance with the related SUBI Supplement and SUBI Servicing Supplement.

    "SUBI LEASE FUNDING ACCOUNT" means, with respect to a SUBI, any account denominated as such that is established and maintained in accordance with related SUBI Supplement and SUBI Servicing Supplement.

    "SUBI PORTFOLIO" means, with respect to any SUBI, the related Contracts and Leased Vehicles comprising the related SUBI Assets.

    "SUBI SERVICING SUPPLEMENT" means any agreement supplementing the servicing provisions of the Titling Trust Agreement that is executed by TMCC, the Titling Trustee and one or more other parties in connection with a Securitized Financing.

    "SUBI SUB-TRUST" means a separate Sub-Trust of the Titling Trust that is established at the direction of the UTI Beneficiary on the books and records of the Titling Trust by the Titling Trustee and that is accounted for separately within the Titling Trust. The Titling Trustee shall from time to time, as directed in writing by the UTI Beneficiary, and subject to Section 3.01(d) of the Titling Trust Agreement, identify or cause to be identified on the books and records of the Titling Trust one or more separate Sub-Trusts to be accounted for separately within the Titling Trust (each, a "SUBI Sub-Trust") and identify and allocate, or cause to be identified and allocated, to such SUBI Sub-Trust on such books and records certain Titling Trust Assets that are not then allocated to another SUBI Sub-Trust. Upon such allocation, such related SUBI Assets shall no longer be assets of, or allocated to, the UTI (unless and until specifically reallocated to the UTI from that SUBI in accordance with the related SUBI Supplement). Each SUBI shall constitute a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Act and shall represent the beneficial interest in such SUBI and the SUBI Assets allocated thereto from time to time. Each SUBI shall be represented by one or more separate SUBI Certificates issued pursuant to the related SUBI Supplement. The Titling Trustee shall issue each SUBI Certificate to or upon the order of the UTI Beneficiary.

    "SUBI SUPPLEMENT" means any of the one or more supplements to the Titling Trust Agreement, substantially in the form attached thereto as an exhibit, the execution and delivery of which by the UTI Beneficiary and the Titling Trustee in accordance with Section 3.01(c) of the Titling Trust Agreement will effect the creation of a SUBI.

    "SUB-TRUST" means any of the sub-trusts of the Titling Trust established by the Titling Trustee as directed by the UTI Beneficiary from time to time, and to which the Titling Trustee will allocate Titling Trust Assets identified by the UTI Beneficiary, having the name and beneficiaries designated by the UTI Beneficiary and being a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Act.

    "TITLING TRUST" means Toyota Lease Trust, a Delaware business trust, formed pursuant to the Titling Trust Agreement.

    "TITLING TRUST AGREEMENT" means the Trust and Servicing Agreement dated as of October 1, 1996, among TMCC, TMTT, Inc., as Titling Trustee, and, for certain limited purposes, the Trust Agent, as amended and restated by the Amended and Restated Trust and Servicing Agreement also dated as of October 1, 1996 among TMCC, TMTT, Inc., as Titling Trustee, and, for certain limited purposes, First Bank.

    "TITLING TRUST ASSETS" means: (i) any capital contributed by the Grantor;
(ii) the Contracts and all proceeds thereof; (iii) the Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) under any related Insurance Policy (to the extent not applied to repair or otherwise paid to a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices) or as a subsidy or other funding of any modification of the related Booked Residual Value; (iv) all of the Titling Trust's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (v) all of TMCC's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (vi) any Insurance Policy and rights thereunder or proceeds therefrom relating to any of the Contracts, Leased Vehicles or payments of the related Obligors with respect thereto; (vii) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related

Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to a third party or Governmental Authority in accordance with the Services normal servicing practices; and (viii) all proceeds of any of the foregoing.

    "TITLING TRUSTEE" means TMTT, Inc., in its capacity as such under the Titling Trust Agreement, and any successor thereto in such capacity appointed pursuant to the Titling Trust Agreement.

    "TITLING TRUSTEE ACCOUNTS" means any of the separate UTI Collection Account, Lease Funding Account, SUBI Collection Account and/or SUBI Lease Funding Account established by the Titling Trustee with respect to the UTI or the related SUBI as described in the Titling Trust Agreement and the related SUBI Supplement and SUBI Servicing Supplement. Each such account maintained with respect to Rated Certificates shall be an Eligible Account.

    "TITLING TRUSTEE STOCK" means the issued and outstanding capital stock of the Titling Trustee, together with any additional capital stock of the Titling Trustee that may be issued from time to time.

    "TLI" means Toyota Leasing, Inc. and its successors.

    "TMCC" means Toyota Motor Credit Corporation, a California corporation, its successors and assigns.

    "TMS" means Toyota Motor Sales U.S.A., Inc., a California corporation, its successors and assigns.

    "TRANSACTION DOCUMENTS" means and includes the Titling Trust Agreement, the UTI Supplement and, with respect to any Securitized Financing involving the creation of a SUBI, the related SUBI Supplement, SUBI Certificate Agreement, SUBI Servicing Supplement, SUBI Certificate(s), Securitization Trust Agreement or indenture, trust agreement or similar instrument governing the securitization of such SUBI and any securities offered or sold that are secured by interests in the related SUBI, in each case as the same may be amended, supplemented or modified from time to time but only to the extent that any such amendment, supplement or modification relates to such SUBI.

    "TRANSFEROR" means TLI in its capacity as transferor under any Securitization Trust Agreement and each other related Transaction Document.

    "TRUST AGENCY AGREEMENT" means any of the one or more agency agreements entered into by the Titling Trustee in furtherance of its execution of any of the trusts or powers under the Titling Trust Agreement or performance of any duties under the Titling Trust Agreement either directly or by or through agents or attorneys or one or more custodians as set forth in the Titling Trust Agreement. In addition, with respect to any Securitization Trustee, Trust Agency Agreement means any of the one or more agency agreements entered into by such Securitization Trustee in furtherance of its execution of any of the trusts or powers under the related Securitization Trust Agreement or performance of any duties under such Securitization Trust Agreement either directly or by or through agents or attorneys or one or more custodians as set forth in such Securitization Trust Agreement.

    "TRUST AGENT" means any of the one or more Persons, including any Affiliate of the Titling Trustee or any Securitization Trustee, engaged by the Titling Trustee or such Securitization Trustee pursuant to a Trust Agency Agreement.

    "TRUST ASSET TRANSFER" means the allocation to a SUBI Sub-Trust of Trust Assets not then allocated to any other SUBI Sub-Trust pursuant to Section 3.01(c) of the Titling Trust Agreement.

    "TRUST STATES" initially means California, Florida, Michigan, Ohio and Pennsylvania and after the date of this Agreement, means those States and such other States as designated in writing from time to time to the Titling Trustee in which Dealers are regularly originating Contracts and assigning them to the Titling Trust as contemplated by the Titling Trust Agreement.

    "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

    "UNITED STATES" means the United States of America, its territories and possessions and areas subject to its jurisdiction.

    "UNDIVIDED TRUST INTEREST" or "UTI" means the exclusive, undivided beneficial interest in all Trust Assets (including Contracts and Leased Vehicles), other than SUBI Assets, held by the UTI Beneficiary.

    "UNDIVIDED TRUST INTEREST CERTIFICATE" or "UTI CERTIFICATE" means the one or more trust certificates (together with any replacements thereof) issued by the Titling Trust at the direction of the UTI Beneficiary substantially in the form attached as an exhibit to the form of UTI Supplement.

    "UTI ACCOUNT" means any of the separate UTI Collection Accounts and/or Lease Funding Account established by the Titling Trustee with respect to the UTI pursuant to Section 12.01 of the UTI Supplement.

    "UTI ASSETS" means all Titling Trust Assets that have not been allocated to a SUBI Sub-Trust.

    "UTI BENEFICIARY" means TMCC, in its capacity as the initial beneficiary of the Titling Trust on the date of the UTI Supplement, and its successors and assigns (exclusive of any pledgee of a UTI Pledge).

    "UTI COLLECTION ACCOUNT" means the separate account established by the Titling Trustee with respect to the UTI pursuant to Section 12.01 of the UTI Supplement.

    "UTI PLEDGE" means a pledge of and grant of a security interest in the UTI and UTI Certificate, or any interest therein, in connection with any Securitized Financing, and the terms and conditions thereof set forth in the related documentation.

    "UTI PORTFOLIO" means the Contracts and Leased Vehicles comprising the Undivided Trust Interest.

    "UTI SUB-TRUST" means the separate Sub-Trust of the Titling Trust containing all Trust Assets that have not been allocated to any SUBI Sub-Trust.

    "UTI SUPPLEMENT" means any of the one or more supplements or amendments to the Titling Trust Agreement, substantially in the form attached thereto as an exhibit, the execution and delivery of which by the UTI Beneficiary and the Titling Trustee in accordance with Section 3.01(b) of the Titling Trust Agreement will effect the creation of a UTI.

    "UTI CERTIFICATE" has the meaning described in Section 11.02 of the UTI Supplement.

    "UTI UNIT CERTIFICATE" has the meaning described in Section 11.02 of the UTI Supplement.

    "UTI UNIT" has the meaning described in Section 11.01 of the UTI
Supplement.